Exhibit 99.2

Assured Guaranty Ltd. Financial Supplement

Fourth Quarter Ended December 31, 2008

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (“Assured” or “the Company”) with the Securities and Exchange Commission, including our 10-Q’s dated March 31, 2007, June 30, 2007, September 30, 2007, March 31, 2008, June 30, 2008 and September 30, 2008 and our 10-K for the year ended December 31, 2007.

Some amounts in this Financial Supplement may not add due to rounding.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements.  For example, the Company’s forward looking statements, including its calculations of adjusted book value, present value of insurance and credit derivative gross written premiums (“PVP”), net present value of estimated future installment premiums in force, total estimated net future premium earnings, and statements regarding capital losses, pricing, ratings, expenses and new business production could be affected by many events.  These events include rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s business strategy, contract cancellations, developments or volatility in the world’s financial and capital markets, more severe or frequent losses associated with products affecting the adequacy of the Company’s loss reserves, investment losses, the availability of capital, changes in regulation or tax laws, governmental actions, natural catastrophes, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, technological developments, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, changes in general economic conditions, other risks and uncertainties that have not been identified at this time, management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made.  The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Ltd.

Selected Financial Highlights

(dollars in millions, except per share amounts)

	Quarter Ended		% Change	Year Ended		% Change
	December 31,		versus	December 31,		versus
	2008	2007	4Q-07	2008	2007	2007
Gross written premiums (GWP) analysis:

Present value of insurance and credit derivative GWP (PVP) (a)	$128.1	$477.0	(73)%	$823.0	$874.6	(6)%
Less: PVP of credit derivatives	57.6	81.8	(30)%	204.5	252.2	(19)%
PVP of financial guaranty GWP	70.5	395.2	(82)%	618.5	622.4	(1)%
Less: Financial guaranty installment premium PVP	10.6	195.1	(95)%	96.5	292.8	(67)%
Total: Financial guaranty upfront GWP	59.9	200.1	(70)%	522.0	329.6	58%
Plus: Upfront premium due to commutation	—	—	NM	(20.8)	—	NM
Plus: Financial guaranty installment GWP	24.0	29.2	(18)%	112.8	88.6	27%
Total financial guaranty GWP	83.9	229.3	(63)%	614.0	418.2	47%
Plus: Mortgage guaranty segment GWP	—	(0.2)	NM	0.7	2.7	(74)%
Plus: Other segment GWP	—	—	NM	3.5	3.5	0%
Total GWP per income statement	$83.9	$229.1	(63)%	$618.3	$424.5	46%

Net (loss) income	$(243.8)	$(260.1)	(6)%	$68.9	$(303.3)	NM
Less: After-tax realized (losses) gains on investments	(46.8)	0.4	NM	(62.7)	(1.3)	NM
Less: After-tax unrealized (losses) gains on credit derivatives (1)	(220.2)	(297.9)	(26)%	23.7	(482.5)	NM
Plus: After-tax incurred losses on credit derivatives (2)	(19.8)	(0.4)	NM	(33.4)	(2.5)	NM
Operating income (b)	$3.5	$37.0	(91)%	$74.5	$178.0	(58)%

Book value	$1,926.2	$1,666.6	16%
Plus: Net unearned premium reserve, after tax (3)	1,033.4	779.7	33%
Plus: Net unearned revenue on credit derivatives, after tax (4)	17.6	11.5	53%
Plus: Net present value of estimated future installment premiums in-force, after tax (d)	708.3	719.8	(2)%
Less: Deferred acquisition costs (DAC), after tax	261.6	231.0	13%
Adjusted book value (c)	$3,423.9	$2,946.5	16%

ROE, excluding AOCI	(47.7)%	(65.4)%		3.9%	(18.8)%
Operating ROE, excluding AOCI and after-tax unrealized (losses) gains on credit derivatives (b)	0.6%	7.8%		3.4%	9.8%

Per diluted share:
Net (loss) income	$(2.68)	$(3.77)	(29)%	$0.77	$(4.46)	NM
Less: After-tax realized (losses) gains on investments	(0.51)	0.01	NM	(0.70)	(0.02)	NM
Less: After-tax unrealized (losses) gains on credit derivatives (1)	(2.42)	(4.32)	(44)%	0.27	(7.09)	NM
Plus: After-tax incurred losses on credit derivatives (2)	(0.22)	(0.01)	NM	(0.38)	(0.04)	NM
Operating income (b)	$0.04	$0.53	(92)%	$0.84	$2.57	(67)%

Book value	$21.18	$20.85	2%
Plus: Net unearned premium reserve, after tax (3)	11.36	9.75	17%
Plus: Net unearned revenue on credit derivatives, after tax (4)	0.19	0.14	36%
Plus: Net present value of estimated future installment premiums in-force, after tax (d)	7.79	9.00	(13)%
Less: DAC, after tax	2.87	2.89	(1)%
Adjusted book value (c)	$37.65	$36.85	2%

Book value, excluding AOCI and net unrealized mark-to-market gains (losses) on credit derivatives(5)	$25.43	$25.72	(1)%
Adjusted book value, excluding AOCI and net unrealized mark-to-market gains (losses) on credit derivatives(5)	$41.91	$41.73	0%

Consolidated net debt service outstanding	$348,816	$302,413	15%
Consolidated net par outstanding	222,722	200,279	11%
Consolidated claims-paying resources	4,962	4,440	12%
Gross par written	7,281	49,186	(85)%	56,140	88,117	(36)%

(1) The quarter and year ended December 31, 2008 included a fair value after-tax gain of $12.0 million, or $0.13 per diluted share, and $27.8 million, or $0.31 per diluted share, respectively, related to Assured Guaranty Corp.’s committed capital securities. Both the quarter and year ended December 31, 2007 included a fair value after-tax gain of $5.4 million, or $0.08 per diluted share, related to Assured Guaranty Corp.’s committed capital securities.

(2) Company’s estimate of incurred losses included in the mark to market unrealized loss on credit derivatives.
(3) Unearned premium reserve (UPR) less pre-paid reinsurance premiums, after tax.
(4) Unearned revenue less pre-paid reinsurance premiums on credit derivatives, after tax.

(5) Represents a fair value component of the Company’s credit derivative contracts, which are included in credit derivative asset or liability line on the balance sheet, and committed capital securities.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

NM = Not meaningful

Assured Guaranty Ltd.

Consolidated Income Statements

(dollars and shares in millions, except per share amounts)

	Quarter Ended		% Change	Year Ended		% Change
	December 31,		versus	December 31,		versus
	2008	2007	4Q-07	2008	2007	2007

Revenues
Gross written premiums	$83.9	$229.1	(63)%	$618.3	$424.5	46%

Net written premiums	82.7	227.7	(64)%	604.6	408.0	48%

Net earned premiums	77.4	45.6	70%	261.4	159.3	64%
Net investment income	42.3	33.9	25%	162.6	128.1	27%
Realized gains and other settlements on credit derivatives	28.2	21.9	29%	117.6	74.0	59%
Incurred losses on credit derivatives	(24.8)	(0.5)	NM	(43.7)	(3.6)	NM
Other income	0.2	0.1	100%	0.7	0.5	40%
Total revenues	123.3	101.0	22%	498.6	358.3	39%

Expenses
Loss and loss adjustment expenses (recoveries)	90.0	17.6	NM	265.8	5.8	NM
Profit commission expense	0.6	2.9	(79)%	1.3	6.5	(80)%
Acquisition costs	18.2	11.0	65%	61.2	43.2	42%
Other operating expenses	13.6	20.5	(34)%	83.5	79.9	5%
Interest and related expenses	7.6	6.6	15%	29.0	26.2	11%
Total expenses	129.9	58.5	122%	440.9	161.4	173%

Operating income before (benefit) provision for income taxes	(6.6)	42.4	NM	57.7	196.9	(71)%

Total (benefit) provision for income taxes	(10.1)	5.4	NM	(16.8)	18.9	NM

Operating income (b)	3.5	37.0	(91)%	74.5	178.0	(58)%

Plus: After-tax realized (losses) gains on investments	(46.8)	0.4	NM	(62.7)	(1.3)	NM
Plus: After-tax unrealized (losses) gains on credit derivatives (1)	(200.5)	(297.5)	(33)%	57.1	(480.0)	NM

Net (loss) income	$(243.8)	$(260.1)	(6)%	$68.9	$(303.3)	NM

Per diluted share
Operating income (b)	$0.04	$0.53	(92)%	$0.84	$2.57	(67)%
Plus: After-tax realized (losses) gains on investments	(0.51)	0.01	NM	(0.70)	(0.02)	NM
Plus: After-tax unrealized (losses) gains on credit derivatives (1)	(2.20)	(4.31)	(49)%	0.64	(7.06)	NM
Net (loss) income	$(2.68)	$(3.77)	(29)%	$0.77	$(4.46)	NM

Effect of refundings
Earned premiums from refundings	$25.8	$1.7	NM	$61.9	$17.6	NM
Operating income effect	15.3	0.8	NM	38.1	9.1	NM
Operating income per diluted share effect	$0.17	$0.01	NM	$0.43	$0.13	NM

Weighted average shares outstanding
Basic shares outstanding	91.0	69.0	32%	88.0	68.0	29%
Plus: effect of options	—	—	NM	0.2	—	NM
Plus: effect of restricted stock awards and units	—	—	NM	0.7	—	NM
Diluted shares outstanding - GAAP (2)	91.0	69.0	32%	88.9	68.0	31%
Plus: effect of options	—	0.5	(100)%	—	0.6	NM
Plus: effect of restricted stock awards and units	0.6	0.7	(14)%	—	0.6	NM
Diluted shares outstanding - non-GAAP (2)	91.6	70.1	31%	88.9	69.3	28%

Shares outstanding at the end of period	91.0	79.9	14%

(1) The quarter and year ended December 31, 2008 included a fair value after-tax gain of $12.0 million, or $0.13 per diluted share, and $27.8 million, or $0.31 per diluted share, respectively, related to Assured Guaranty Corp.’s committed capital securities. Both the quarter and year ended December 31, 2007 included a fair value after-tax gain of $5.4 million, or $0.08 per diluted share, related to Assured Guaranty Corp.’s committed capital securities.

(2) The calculations for weighted average diluted shares outstanding and weighted average basic shares outstanding for GAAP are the same due to the antidilutive effect of options and restricted stock awards and units as a result of the net loss for the quarters ended December 31, 2008 and 2007 and the year ended December 31, 2007. However, net income for full year 2008 and operating income, a non-GAAP financial measure, for both periods is positive, therefore the calculation of weighted diluted shares outstanding for operating income includes the dilutive effect of options and restricted stock awards and units.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income (b)].

NM = Not meaningful

Assured Guaranty Ltd.

Consolidated Balance Sheets

(dollars in millions)

	As of :
	December 31,	December 31,
	2008	2007

Assets
Fixed maturity securities, at fair value	$3,154.1	$2,587.0
Short-term investments, at cost which approximates fair value	477.2	552.9
Total investments	3,631.3	3,139.9

Cash and cash equivalents	12.3	8.0
Accrued investment income	32.8	26.5
Deferred acquisition costs	288.6	259.3
Prepaid reinsurance premiums	18.9	13.5
Reinsurance recoverable on ceded losses	6.5	8.8
Premiums receivable	15.7	27.8
Goodwill	85.4	85.4
Credit derivative assets	147.0	5.5
Deferred tax asset	129.1	147.6
Current income taxes receivable	21.4	—
Salvage recoverable	80.2	8.5
Committed capital securities, at fair value	51.1	8.3
Other assets	35.3	23.7
Total assets	$4,555.7	$3,762.9

Liabilities and shareholders’ equity
Liabilities
Unearned premium reserves	$1,233.7	$887.2
Reserves for losses and loss adjustment expenses	196.8	125.6
Profit commissions payable	8.6	22.3
Reinsurance balances payable	18.0	3.3
Current income taxes payable	—	0.6
Funds held by Company under reinsurance contracts	30.7	25.4
Credit derivative liabilities	733.8	623.1
Senior notes	197.4	197.4
Series A Enhanced Junior Subordinated Debentures	149.8	149.7
Other liabilities	60.8	61.8
Total liabilities	2,629.5	2,096.4

Shareholders’ equity
Common stock	0.9	0.8
Additional paid-in capital	1,284.4	1,023.9
Retained earnings	638.1	585.3
Accumulated other comprehensive income	2.9	56.6
Total shareholders’ equity	1,926.2	1,666.6

Total liabilities and shareholders’ equity	$4,555.7	$3,762.9

Assured Guaranty Ltd.

Segment Consolidation (page 1 of 2)

(dollars in millions)

	Quarter Ended December 31, 2008
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP(a):
U.S. public finance	$57.4	$6.2	$—	$63.6		$63.6
U.S. structured finance	49.8	—	—	49.8		49.8
International	14.7	—	—	14.7		14.7
Total PVP	$121.9	$6.2	$—	$128.1		$128.1

Income statement:
Gross written premiums	$69.1	$14.7	$—	$83.9	$—	$83.9
Net written premiums	67.9	14.7	—	82.7	—	82.7

Net earned premiums	25.0	51.1	1.3	77.4	—	77.4
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	26.8	1.5	—	28.3	—	28.3
Net credit derivative recoveries (losses)	—	—	—	—	—	—
Ceding commissions income (expense), net	0.3	(0.4)	—	(0.1)	—	(0.1)
Total realized gains and other settlements on credit derivatives	27.1	1.1	—	28.2	—	28.2

Total revenues	52.1	52.2	1.3	105.6	—	105.6

Loss and loss adjustment expenses (recoveries)	66.7	22.4	0.9	90.0	—	90.0
Incurred losses on credit derivatives	19.5	5.4	—	24.8	—	24.8
Total loss and loss adjustment expenses (recoveries)	86.2	27.8	0.9	114.8	—	114.8
Profit commission expense	—	0.5	0.1	0.6	—	0.6
Acquisition costs	3.9	14.2	0.2	18.2	—	18.2
Operating expenses	9.6	3.7	0.3	13.6	—	13.6
Total underwriting expenses	$99.7	$46.1	$1.4	$147.3	$—	$147.3

Underwriting (loss) gain	$(47.6)	$6.1	$(0.1)	$(41.7)	$—	$(41.7)

Loss and loss adjustment expense ratio (e)	166.4%	52.8%	69.2%	108.6%		108.6%
Expense ratio (e)	25.6%	35.6%	41.5%	30.8%		30.8%
Combined ratio (e)	192.0%	88.4%	110.7%	139.4%		139.4%

	Quarter Ended December 31, 2007
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP:
U.S. public finance	$25.6	$272.7	$—	$298.3		$298.3
U.S. structured finance	92.3	22.9	—	115.2		115.2
International	38.5	25.0	—	63.5		63.5
Total PVP	$156.4	$320.7	$—	$477.0		$477.0

Income statement:
Gross written premiums	$46.3	$183.0	$(0.2)	$229.1	$—	$229.1
Net written premiums	44.9	183.0	(0.2)	227.7	—	227.7

Net earned premiums	14.7	21.7	9.2	45.6	—	45.6
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	22.0	—	—	22.0	—	22.0
Net credit derivative recoveries (losses)	0.0	—	—	0.0	—	0.0
Ceding commissions income (expense), net	(0.2)	—	—	(0.2)	—	(0.2)
Total realized gains and other settlements on credit derivatives	21.9	—	—	21.9	—	21.9

Total revenues	36.5	21.7	9.2	67.5	—	67.5

Loss and loss adjustment expenses (recoveries)	22.8	(4.8)	(0.4)	17.6	—	17.6
Incurred losses on credit derivatives	0.5	—	—	0.5	—	0.5
Total loss and loss adjustment expenses (recoveries)	23.3	(4.8)	(0.4)	18.1	—	18.1
Profit commission expense	—	0.5	2.4	2.9	—	2.9
Acquisition costs	2.4	7.3	1.2	11.0	—	11.0
Operating expenses	14.9	4.5	1.0	20.5	—	20.5
Total underwriting expenses	$40.7	$7.5	$4.2	$52.4	$—	$52.4

Underwriting gain	$(4.2)	$14.2	$5.0	$15.0	$—	$15.0

Loss and loss adjustment expense ratio (e)	63.5%	(22.3)%	(4.3)%	26.7%		26.7%
Expense ratio (e)	47.9%	56.7%	50.3%	51.1%		51.1%
Combined ratio (e)	111.5%	34.4%	46.0%	77.8%		77.8%

(1) Due to the timing of receiving reports prepared by Assured’s ceding companies, PVP for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Segment Consolidation (2 of 2)

(dollars in millions)

	Year Ended December 31, 2008
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP(a):
U.S. public finance	$431.6	$92.3	$—	$523.9		$523.9
U.S. structured finance	187.6	7.2	—	194.7		194.7
International	81.5	22.8	—	104.3		104.3
Total PVP	$700.7	$122.3	$—	$823.0		$823.0

Income statement:
Gross written premiums	$484.7	$129.3	$0.7	$614.7	$3.5	$618.3
Net written premiums	474.7	129.1	0.7	604.6	—	604.6

Net earned premiums	90.0	165.9	5.7	261.4	—	261.4
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	113.2	4.9	—	118.1	—	118.1
Net credit derivative recoveries (losses)	—	—	—	—	0.4	0.4
Ceding commissions income (expense), net	0.6	(1.5)	—	(0.9)	—	(0.9)
Total realized gains and other settlements on credit derivatives	113.8	3.4	—	117.2	0.4	117.6

Total revenues	203.8	169.3	5.7	378.7	0.4	379.0

Loss and loss adjustment expenses (recoveries)	196.7	68.4	2.0	267.1	(1.5)	265.8
Incurred losses on credit derivatives	38.4	5.4	—	43.7	—	43.7
Total loss and loss adjustment expenses (recoveries)	235.1	73.8	2.0	310.9	(1.5)	309.5
Profit commission expense	—	1.0	0.4	1.3	—	1.3
Acquisition costs	14.0	46.6	0.5	61.2	—	61.2
Operating expenses	61.5	19.7	2.2	83.5	—	83.5
Total underwriting expenses	$310.6	$141.2	$5.1	$456.9	$(1.5)	$455.5

Underwriting (loss) gain	$(106.8)	$28.1	$0.6	$(78.2)	$1.9	$(76.4)

Loss and loss adjustment expense ratio (e)	115.7%	43.2%	35.1%	81.9%		81.4%
Expense ratio (e)	36.9%	40.3%	53.9%	38.7%		38.7%
Combined ratio (e)	152.6%	83.5%	89.0%	120.6%		120.1%

	Year Ended December 31, 2007
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP:
U.S. public finance	$60.1	$301.5	$—	$361.7		$361.7
U.S. structured finance	264.1	32.4	—	296.5		296.5
International	152.6	63.9	—	216.5		216.5
Total PVP	$476.8	$397.8	$—	$874.6		$874.6

Income statement:
Gross written premiums	$167.1	$251.0	$2.7	$421.0	$3.5	$424.5
Net written premiums	154.5	250.8	2.7	408.0	—	408.0

Net earned premiums	52.8	88.9	17.5	159.3	—	159.3
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	72.7	—	—	72.7	—	72.7
Net credit derivative recoveries (losses)	0.1	—	—	0.1	1.3	1.4
Ceding commissions income (expense), net	(0.1)	—	—	(0.1)	—	(0.1)
Total realized gains and other settlements on credit derivatives	72.7	—	—	72.7	1.3	74.0

Total revenues	125.5	88.9	17.5	232.0	1.3	233.3

Loss and loss adjustment expenses (recoveries)	29.2	(24.1)	0.6	5.8	—	5.8
Incurred losses on credit derivatives	3.6	—	—	3.6	—	3.6
Total loss and loss adjustment expenses (recoveries)	32.7	(24.1)	0.6	9.3	—	9.3
Profit commission expense	—	2.7	3.8	6.5	—	6.5
Acquisition costs	10.2	31.3	1.6	43.2	—	43.2
Operating expenses	60.5	17.3	2.0	79.9	—	79.9
Total underwriting expenses	$103.4	$27.3	$8.1	$138.8	$—	$138.8

Underwriting gain	$22.1	$61.6	$9.4	$93.3	$1.3	$94.5

Loss and loss adjustment expense ratio (e)	26.0%	(27.1)%	3.3%	4.0%		3.4%
Expense ratio (e)	56.4%	57.7%	42.9%	55.8%		55.8%
Combined ratio (e)	82.4%	30.6%	46.2%	59.8%		59.2%

(1) Due to the timing of receiving reports prepared by Assured’s ceding companies, PVP for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (1 of 2)

(dollars in millions)

									Full Year	Full Year
	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08	2Q-08	3Q-08	4Q-08	2007	2008
PVP(a):	$83.7	$104.0	$132.7	$156.4	$255.2	$241.4	$82.2	$121.9	$476.8	$700.7
Less: PVP of credit derivatives GWP	40.3	39.2	90.8	81.8	91.5	52.3	—	57.6	252.2	201.5
PVP of financial guaranty GWP	43.4	64.8	41.9	74.6	163.7	189.1	82.2	64.2	224.6	499.2
Less: Present value of insurance installment premiums (a)	22.7	29.5	8.9	43.9	33.8	5.9	30.3	6.9	105.1	76.8
Upfront financial guaranty gross written premiums (GWP)	20.7	35.3	33.0	30.6	129.9	183.2	51.9	57.4	119.5	422.4
Plus: Financial guaranty installment GWP	11.5	10.3	10.2	15.6	16.5	14.6	19.5	11.7	47.6	62.3
Financial guaranty direct GWP	$32.1	$45.6	$43.1	$46.3	$146.4	$197.8	$71.4	$69.1	$167.1	$484.7

Income statement:
Gross written premiums	$32.1	$45.6	$43.1	$46.3	$146.4	$197.8	$71.4	$69.1	$167.1	$484.7
Net written premiums	31.9	42.6	35.1	44.9	144.1	192.6	70.0	67.9	154.5	474.7

Net earned premiums:
Scheduled net earned premiums
U.S. public finance	1.3	1.5	1.7	2.0	2.8	5.9	9.9	9.5	6.5	28.2
U.S. structured finance	6.1	7.3	8.3	9.7	11.3	13.6	12.3	11.2	31.3	48.4
International	3.0	3.3	3.0	3.0	3.1	1.3	4.7	3.0	12.2	12.1
Total scheduled net earned premiums	10.4	12.0	13.0	14.7	17.3	20.8	26.9	23.7	50.0	88.7
Net earned premiums from refundings	1.7	—	1.1	—	—	—	—	1.3	2.8	1.3
Total net earned premiums	12.1	12.0	14.1	14.7	17.3	20.8	26.9	25.0	52.8	90.0
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	16.8	16.3	17.6	22.0	27.3	30.6	28.4	26.8	72.7	113.2
Net credit derivative recoveries (losses)	0.0	0.0	0.0	0.0	—	—	—	—	0.1	—
Ceding commissions income (expense), net	0.0	(0.1)	0.1	(0.2)	(0.1)	0.2	0.2	0.3	(0.1)	0.6
Total realized gains and other settlements on credit derivatives	16.9	16.2	17.8	21.9	27.3	30.9	28.6	27.1	72.7	113.8

Total revenues	29.0	28.2	31.8	36.5	44.5	51.7	55.5	52.1	125.5	203.8

Loss and loss adjustment expenses (recoveries):
Case	0.0	0.0	0.0	0.3	0.2	32.0	99.9	70.4	0.4	202.5
Portfolio	0.6	1.0	4.6	22.5	35.7	(3.8)	(34.0)	(3.7)	28.8	(5.8)
Total loss and loss adjustment expenses (recoveries) - financial guaranty	0.7	1.0	4.7	22.8	35.9	28.2	65.9	66.7	29.2	196.7
Incurred losses on credit derivatives	0.6	0.7	1.8	0.5	3.2	5.6	10.1	19.5	3.6	38.4
Total loss and loss adjustment expenses (recoveries)	1.2	1.7	6.4	23.3	39.1	33.8	76.0	86.2	32.7	235.1
Profit commission expense	—	—	—	—	—	—	—	—	—	—
Acquisition costs	3.0	2.2	2.5	2.4	3.0	3.1	4.0	3.9	10.2	14.0
Operating expenses	15.9	14.5	15.1	14.9	21.3	15.2	15.4	9.6	60.5	61.5
Total expenses	$20.2	$18.5	$24.0	$40.7	$63.4	$52.1	$95.5	$99.7	$103.4	$310.6

Underwriting gain (loss)	$8.8	$9.8	$7.8	$(4.2)	$(18.9)	$(0.4)	$(40.0)	$(47.6)	$22.1	$(106.8)

Loss and loss adjustment expense ratio (e)	4.2%	6.0%	20.2%	63.6%	87.7%	65.7%	137.5%	166.4%	26.0%	115.7%
Expense ratio (e)	65.4%	59.4%	55.2%	47.9%	54.6%	35.1%	34.8%	25.6%	56.4%	36.9%
Combined ratio (e)	69.6%	65.4%	75.4%	111.5%	142.3%	100.8%	172.3%	192.0%	82.4%	152.6%

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (2 of 2)

(dollars in millions)

									Full Year	Full Year
	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08	2Q-08	3Q-08	4Q-08	2007	2008
PVP(a):
U.S. public finance	$8.8	$15.4	$10.3	$25.6	$123.3	$183.2	$67.7	$57.4	$60.1	$431.6
U.S. structured finance	44.9	49.9	77.0	92.3	71.3	51.9	14.5	49.8	264.1	187.6
International	29.9	38.8	45.4	38.5	60.5	6.3	—	14.7	152.6	81.5
Total	$83.7	$104.0	$132.7	$156.4	$255.2	$241.4	$82.2	$121.9	$476.8	$700.7

Gross par written:
U.S. public finance	$609	$705	$695	$2,271	$7,213	$13,170	$5,574	$4,752	$4,281	$30,710
U.S. structured finance	5,776	7,723	9,203	8,644	5,623	2,516	1,920	2,026	31,346	12,085
International	2,190	2,393	2,995	4,589	3,918	495	—	359	12,167	4,772
Total	$8,575	$10,822	$12,893	$15,505	$16,755	$16,181	$7,494	$7,137	$47,795	$47,567

Net par outstanding:
U.S. public finance	$3,989	$4,686	$5,313	$7,504	$14,607	$27,602	$32,889	$37,461	$7,504	$37,461
U.S. structured finance	48,430	50,562	57,497	64,950	66,324	67,816	66,567	65,589	64,950	65,589
International	21,319	22,979	25,896	30,566	35,039	35,158	32,629	28,975	30,566	28,975
Total	$73,738	$78,227	$88,705	$103,021	$115,970	$130,576	$132,084	$132,026	$103,021	$132,026

Net present value of installment premiums in force (d), (1)	$425.3	$459.1	$533.8	$639.2	$715.8	$763.5	$649.3	$666.3	$639.2	$666.3
Unearned premium reserve, net of ceded reinsurance	146.1	177.0	197.7	227.8	354.4	526.2	569.4	612.4	227.8	612.4
Unearned credit derivative revenues, net of ceded reinsurance	10.7	10.9	13.2	16.1	16.7	18.4	14.2	19.7	16.1	19.7

(1) March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008 amounts include $481.7 million, $531.6 million, $408.0 million and $436.9 million, respectively, related to credit derivatives.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1)  (1 of 2)

(dollars in millions)

									Full Year	Full Year
	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08	2Q-08	3Q-08	4Q-08	2007	2008
PVP(a):	$23.1	$21.3	$32.8	$320.7	$21.4	$37.5	$57.2	$6.2	$397.8	$122.3
Less: PVP of credit derivatives GWP	—	—	—	—	1.9	—	1.1	—	—	3.0
PVP of financial guaranty GWP	23.1	21.3	32.8	320.7	19.5	37.5	56.1	6.2	397.8	119.2
Less: Present value of financial guaranty installment premiums (a)	14.2	4.2	18.3	151.1	2.4	6.1	7.5	3.7	187.8	19.6
Upfront financial guaranty gross written premiums (GWP)	8.9	17.1	14.5	169.5	17.1	31.4	48.6	2.5	210.0	99.6
Plus: Upfront premium due to commutation (2)	—	—	—	—	—	—	(20.8)	—	—	(20.8)
Plus: Financial guaranty installment GWP	9.8	8.4	9.3	13.5	8.3	16.6	13.4	12.1	41.1	50.5
Financial guaranty reinsurance GWP	$18.7	$25.5	$23.8	$183.0	$25.4	$48.0	$41.2	$14.7	$251.0	$129.3

Income statement:
Gross written premiums:
Treaty	$14.2	$16.9	$15.8	$19.1	$11.8	$17.9	$0.4	$7.8	$66.0	$37.9
Facultative	4.5	8.6	8.0	163.9	13.6	30.1	40.8	6.9	185.0	91.4
Total gross written premiums	$18.7	$25.5	$23.8	$183.0	$25.4	$48.0	$41.2	$14.7	$251.0	$129.3
Net written premiums	18.5	25.5	23.8	183.0	25.1	48.0	41.2	14.7	250.8	129.1

Net earned premiums:
Scheduled net earned premiums	18.7	17.3	18.1	20.0	25.4	27.5	25.7	26.7	74.1	105.3
Net earned premiums from refundings	3.2	6.4	3.5	1.7	2.4	2.1	31.7	24.4	14.8	60.6
Total net earned premiums	21.9	23.7	21.6	21.7	27.8	29.6	57.4	51.1	88.9	165.9
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	—	—	—	—	0.5	0.8	2.1	1.5	—	4.9
Net credit derivative recoveries (losses)	—	—	—	—	—	—	—	—	—	—
Ceding commissions income (expense), net	—	—	—	—	(0.2)	(0.3)	(0.7)	(0.4)	—	(1.5)
Total realized gains and other settlements on credit derivatives	—	—	—	—	0.3	0.6	1.4	1.1	—	3.4

Total revenues	21.9	23.7	21.6	21.7	28.1	30.2	58.8	52.2	88.9	169.3

Loss and loss adjustment expenses (recoveries):
Case	(7.3)	(2.4)	2.8	(3.6)	11.7	17.2	18.0	23.9	(10.5)	70.9
Portfolio	2.5	(8.6)	(6.2)	(1.3)	7.4	(5.9)	(2.5)	(1.5)	(13.6)	(2.5)
Total loss and loss adjustment expenses (recoveries) - financial guaranty	(4.8)	(11.0)	(3.4)	(4.8)	19.2	11.3	15.5	22.4	(24.1)	68.4
Incurred losses on credit derivatives	—	—	—	—	—	—	—	5.4	—	5.4
Total loss and loss adjustment expenses (recoveries)	(4.8)	(11.0)	(3.4)	(4.8)	19.2	11.3	15.5	27.8	(24.1)	73.8
Profit commission expense	0.9	0.5	0.8	0.5	1.1	0.9	(1.5)	0.5	2.7	1.0
Acquisition costs	7.7	8.6	7.7	7.3	8.8	8.6	15.1	14.2	31.3	46.6
Operating expenses	4.4	3.9	4.5	4.5	6.4	4.0	5.6	3.7	17.3	19.7
Total expenses	$8.3	$2.0	$9.6	$7.5	$35.5	$24.8	$34.8	$46.1	$27.3	$141.2

Underwriting gain (loss)	$13.6	$21.7	$12.1	$14.2	$(7.3)	$5.4	$24.0	$6.1	$61.6	$28.1

Loss and loss adjustment expense ratio (e)	(21.9)%	(46.4)%	(15.9)%	(22.3)%	67.8%	37.1%	26.1%	52.8%	(27.1)%	43.2%
Expense ratio (e)	59.6%	54.9%	60.1%	56.7%	58.1%	45.2%	33.5%	35.6%	57.7%	40.3%
Combined ratio (e)	37.7%	8.5%	44.2%	34.4%	125.9%	82.3%	59.6%	88.4%	30.6%	83.5%

(1) Due to the timing of receiving reports prepared by Assured’s ceding companies, PVP for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

(2) Relates to commutation of XLFA of approximately $2.1 billion par value of business.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1) (2 of 2)

(dollars in millions)

									Full Year	Full Year
	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08	2Q-08	3Q-08	4Q-08	2007	2008
PVP (a):
U.S. public finance	$4.7	$14.1	$10.0	$272.7	$17.6	$29.0	$39.5	$6.2	$301.5	$92.3
U.S. structured finance	3.9	2.5	3.0	22.9	2.9	4.2	—	—	32.4	7.2
International	14.4	4.7	19.8	25.0	0.9	4.2	17.7	—	63.9	22.8
Total	$23.1	$21.3	$32.8	$320.7	$21.4	$37.5	$57.2	$6.2	$397.8	$122.3

Gross par written:
U.S. public finance	$754	$1,845	$1,344	$26,598	$2,503	$1,492	$2,154	$162	$30,541	$6,312
U.S. structured finance	496	491	472	3,195	367	283	6	—	4,655	656
International	537	152	550	3,888	370	131	1,122	(18)	5,127	1,604
Total	$1,787	$2,488	$2,366	$33,681	$3,240	$1,906	$3,282	$144	$40,324	$8,573

Net par outstanding:
U.S. public finance	$48,929	$48,801	$48,832	$74,409	$75,382	$76,003	$72,695	$69,860	$74,409	$69,860
U.S. structured finance	6,945	6,809	6,155	8,869	9,567	10,139	9,216	8,783	8,869	8,783
International	9,240	9,318	10,002	13,980	13,957	13,684	13,347	12,052	13,980	12,052
Total	$65,115	$64,928	$64,989	$97,258	$98,906	$99,826	$95,258	$90,696	$97,258	$90,696

Net present value of installment premiums in force (d), (2)	$160.2	$155.1	$151.4	$277.0	$276.7	$270.0	$264.6	$243.3	$277.0	$243.3
Unearned premium reserve, net of ceded reinsurance	460.9	462.9	465.0	626.3	623.7	642.1	625.9	589.6	626.3	589.6
Unearned credit derivative revenues, net of ceded reinsurance	—	—	—	—	4.6	4.8	4.4	3.6	—	3.6

(1) Due to the timing of receiving reports prepared by Assured’s ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

(2) March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008 amounts include $15.5 million, $11.8 million, $11.2 million and $10.1 million, respectively, related to credit derivatives.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Mortgage Guaranty Segment

(dollars in millions)

									Full Year	Full Year
	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08	2Q-08	3Q-08	4Q-08	2007	2008
PVP (a):	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Less: Present value of installment premiums (a)	—	—	—	—	—	—	—	—	—	—
Upfront gross written premiums (GWP)	—	—	—	—	—	—	—	—	—	—
Plus: Installment GWP	1.0	0.5	1.4	(0.2)	0.5	—	0.2	—	2.7	0.7
Mortgage guaranty GWP	$1.0	$0.5	$1.4	$(0.2)	$0.5	$—	$0.2	$—	$2.7	$0.7

Income statement:
Gross written premiums	$1.0	$0.5	$1.4	$(0.2)	$0.5	$—	$0.2	$—	$2.7	$0.7
Net written premiums	1.0	0.5	1.4	(0.2)	0.5	—	0.2	—	2.7	0.7

Net earned premiums	3.1	2.3	2.9	9.2	1.9	1.3	1.2	1.3	17.5	5.7

Loss and loss adjustment expenses (recoveries):
Case	—	—	—	—	—	0.1	1.0	1.2	—	2.3
Portfolio and IBNR	0.1	0.1	0.8	(0.4)	—	—	—	(0.3)	0.6	(0.3)
Total loss and loss adjustment expenses (recoveries)	0.1	0.1	0.8	(0.4)	—	0.1	1.0	0.9	0.6	2.0
Profit commission expense	0.7	0.4	0.4	2.4	0.1	0.1	0.1	0.1	3.8	0.4
Acquisition costs	0.2	—	0.2	1.2	0.1	0.1	0.1	0.2	1.6	0.5
Operating expenses	0.3	0.5	0.3	1.0	0.9	0.5	0.5	0.3	2.0	2.2
Total expenses	$1.3	$1.0	$1.6	$4.2	$1.1	$0.8	$1.7	$1.4	$8.1	$5.1

Underwriting gain (loss)	$1.8	$1.3	$1.3	$5.0	$0.8	$0.5	$(0.5)	$(0.1)	$9.4	$0.6

Loss and loss adjustment expense ratio (e)	3.3%	4.3%	26.5%	(4.3)%	0.0%	7.9%	81.0%	69.2%	3.3%	35.1%
Expense ratio (e)	37.8%	39.1%	27.5%	50.3%	57.9%	55.1%	59.3%	41.5%	42.9%	53.9%
Combined ratio (e)	41.1%	43.4%	54.0%	46.0%	57.9%	63.0%	140.3%	110.7%	46.2%	89.0%

Risk in force	$1,374	$1,398	$1,374	$1,116	$857	$844	$702	$400	$1,116	$400
Risk written	—	—	—	—	—	—	—	—	—	—
Unearned premium reserve net of ceded reinsurance	33.5	31.6	30.1	20.8	19.4	18.1	17.1	15.8	20.8	15.8

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Other Segment

(dollars in millions)

									Full Year	Full Year
	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08	2Q-08	3Q-08	4Q-08	2007	2008
Income statement:
Gross written premiums	$3.3	$0.1	$0.1	$—	$3.5	$—	$—	$—	$3.5	$3.5
Net written premiums	—	—	—	—	—	—	—	—	—	—

Net earned premiums	—	—	—	—	—	—	—	—	—	—

Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	—	—	—	—	—	—	—	—	—	—
Net credit derivative recoveries (losses)	1.3	—	—	—	—	0.4	—	—	1.3	0.4
Total realized gains and other settlements on credit derivatives	1.3	—	—	—	—	0.4	—	—	1.3	0.4

Total revenues	1.3	—	—	—	—	0.4	—	—	1.3	0.4

Loss and loss adjustment expenses (recoveries)	—	—	—	—	—	(1.5)	—	—	—	(1.5)
Incurred losses on credit derivatives	—	—	—	—	—	—	—	—	—	—
Total loss and loss adjustment expenses (recoveries)	—	—	—	—	—	(1.5)	—	—	—	(1.5)
Profit commission expense	—	—	—	—	—	—	—	—	—	—
Acquisition costs	—	—	—	—	—	—	—	—	—	—
Operating expenses	—	—	—	—	—	—	—	—	—	—
Total expenses	$—	$—	$—	$—	$—	$(1.5)	$—	$—	$—	$(1.5)

Underwriting gain	$1.3	$—	$—	$—	$—	$1.9	$—	$—	$1.3	$1.9

Assured Guaranty Ltd.

Loss and Loss Adjustment Expense (“LAE”) Reserves by Segment/Type

(dollars in millions)

	As of December 31, 2008
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance	Guaranty	Guaranty	Other	Total
Financial guaranty insurance reserves by segment and type:
Case	$64.2	$55.7	$0.1	$120.0	$1.5	$121.5
Incurred but not reported (“IBNR”)	—	—	—	—	3.0	3.0
Portfolio reserves associated with fundamentally sound credits	11.8	35.5	2.5	49.8	—	49.8
Portfolio reserves on closely monitored credits (“CMC”) list	15.8	6.7	—	22.5	—	22.5
Total financial guaranty insurance loss and LAE reserves	$91.8	$97.9	$2.6	$192.3	$4.5	$196.8

Credit derivative reserves by segment and type:
Case	$7.2	$5.5	$—	$12.7	$—	$12.7
Plus: Credit derivative portfolio reserves associated with fundamentally sound credits	15.7	—	—	15.7	—	15.7
Plus: Credit derivative portfolio reserves on CMC list	23.4	—	—	23.4	—	23.4
Total credit derivative reserves	$46.3	$5.5	$—	$51.8	$—	$51.8

Total loss and LAE reserves	$138.1	$103.4	$2.6	$244.1	$4.5	$248.6

Assured Guaranty Ltd.

Loss and Loss Adjustment Expenses

As of December 31, 2008

(dollars in millions)

	Total			Loss and Loss
	Net Par	4Q-08	Full Year 2008	Adjustment
	Outstanding	Incurred Losses(2)	Incurred Losses(2)	Expense Reserves(3)
Financial Guaranty Direct: (1)
Prime First Lien	$1,620	$0.1	$0.9	$1.9
Prime Closed End Seconds	424	24.0	53.9	37.7
Prime HELOC	1,242	22.0	120.3	0.9
Alt-A First Lien	6,193	14.4	21.3	21.7
Alt-A Option ARMs	1,410	1.4	1.4	1.4
Subprime First Lien	6,430	5.1	20.8	26.1
Total U.S. RMBS	17,319	67.0	218.6	89.7
Other structured	67,644	18.5	14.9	46.0
Public finance	47,063	0.7	1.6	2.4
Total Financial Guaranty Direct	$132,026	$86.2	$235.1	$138.1

Financial Guaranty Reinsurance: (1)
Prime First Lien	$339	$1.4	$2.4	$2.9
Prime Closed End Seconds	9	—	1.6	—
Prime HELOC	496	2.0	48.5	6.6
Alt-A First Lien	25	1.3	1.5	1.5
Alt-A Option ARMs	1	—	—	—
Subprime First Lien	203	3.2	4.0	9.7
Total U.S. RMBS	1,074	7.9	57.9	20.7
Other structured	10,864	5.9	0.2	48.0
Public finance	78,759	14.0	15.7	34.7
Total Financial Guaranty Reinsurance	$90,696	$27.8	$73.8	$103.4

Total Financial Guaranty Direct and Reinsurance: (1)
Prime First Lien	$1,959	$1.5	$3.3	$4.7
Prime Closed End Seconds	433	24.0	55.5	37.7
Prime HELOC	1,738	24.0	168.8	7.5
Alt-A First Lien	6,218	15.7	22.8	23.2
Alt-A Option ARMs	1,411	1.4	1.4	1.4
Subprime First Lien	6,633	8.3	24.7	35.8
Total U.S. RMBS	18,393	74.8	276.5	110.4
Other structured	78,508	24.4	15.1	94.0
Public finance	125,822	14.7	17.3	37.1
Total Financial Guaranty Direct and Reinsurance	$222,722	$113.9	$308.9	$241.5

(1) Includes financial guaranty (FG) and insured derivatives in the insured portfolio.

(2) Includes loss and loss adjustment expenses (recoveries) and incurred losses on credit derivatives, for the financial guaranty direct and reinsurance segments only.

(3) Includes loss and loss adjustment expense reserves for financial guaranty and credit derivatives, for the financial guaranty direct and reinsurance segments only.

Assured Guaranty Ltd.

Investment Portfolio

As of December 31, 2008

(dollars in millions)

		Pre-Tax	After-Tax		Annualized
	Amortized	Book	Book	Fair	Investment
	Cost	Yield	Yield	Value	Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$157.5	4.4%	3.9%	$180.6	$7.0
Agency obligations	269.1	4.8%	4.5%	295.3	13.0
Foreign government securities	50.3	4.6%	3.0%	54.5	2.3
Obligations of states and political subdivisions	584.6	4.7%	4.4%	576.6	27.2
Insured obligations of state and political subdivisions (1)	651.4	4.7%	4.4%	641.1	30.3
Corporate securities	274.2	6.1%	5.2%	268.2	16.8
Mortgage-backed securities (2):
Pass-throughs	1,025.8	5.7%	5.2%	998.7	58.0
PACs	56.1	4.9%	4.6%	53.1	2.8
Asset-backed securities (3)	80.7	5.3%	4.6%	73.6	4.3
Preferred stock	12.6	8.0%	6.8%	12.4	1.0
Total fixed maturity securities available for sale	3,162.3	5.1%	4.7%	3,154.1	162.5
Short-term investments	477.2	1.0%	0.8%	477.2	4.8
Total investments	$3,639.5	4.6%	4.2%	$3,631.3	$167.3

	Fair
Ratings (4):	Value	%
Treasury and U.S. government obligations	$180.6	5.7%
Agency obligations	295.3	9.4%
AAA/Aaa	1,383.9	43.9%
AA/Aa	752.1	23.8%
A/A	488.8	15.5%
BBB	52.4	1.7%
Below investment grade	1.0	0.0%
Total	$3,154.1	100.0%

Duration of investment portfolio (in years):		4.1

(1)	Reflects obligations of state and local political subdivisions that have been insured by other financial guarantors. The underlying ratings of these bonds average A+.
(2)	$2.3 million is U.S. subprime RMBS, which has an average rating of AAA.
(3)	Contains no CDOs of ABS.
(4)	Ratings are represented by the lower of the Moody’s Investor Services and Standard & Poor’s classifications.

Assured Guaranty Ltd.

Estimated Net Exposure Amortization (1)

(dollars in millions)

		Estimated
	Estimated Net	Ending Net
	Debt Service	Debt Service
	Amortization	Outstanding

Financial Guaranty Direct:

2008 (as of December 31)		$192,265
2009	$12,178	180,087
2010	13,269	166,819
2011	14,098	152,720
2012	18,426	134,294
2013	14,910	119,384

2009-2013	72,882	119,384
2014-2018	54,999	64,384
2019-2023	22,421	41,964
2024-2028	14,433	27,531
After 2028	27,531	—
Total	$192,265

Financial Guaranty Reinsurance:

2008 (as of December 31)		$156,551
2009	$7,709	148,842
2010	7,144	141,698
2011	7,762	133,936
2012	7,184	126,752
2013	6,896	119,856

2009-2013	36,695	119,856
2014-2018	33,494	86,361
2019-2023	28,457	57,904
2024-2028	21,882	36,022
After 2028	36,022	—
Total	$156,551

Total Financial Guaranty:

2008 (as of December 31)		$348,816
2009	$19,887	328,929
2010	20,413	308,516
2011	21,860	286,656
2012	25,610	261,046
2013	21,806	239,239

2009-2013	109,577	239,239
2014-2018	88,494	150,746
2019-2023	50,878	99,868
2024-2028	36,315	63,553
After 2028	63,553	—
Total	$348,816

(1) Represents amortization of existing guaranteed portfolio (principal and interest), assuming no advance refundings, as of December 31, 2008. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay guaranteed obligations.

Assured Guaranty Ltd.

Estimated Net Unearned Premium Amortization and Estimated Net Future Installment Premiums

(dollars in millions)

		Estimated		Total Estimated
		Net Unearned	Estimated	Net Future
	Net Unearned	Premium	Net Future	Premium
	Premiums (1), (2)	Amortization (2)	Installments (2)	Earnings (2)

Financial Guaranty Direct:

2008 (as of December 31)	$632.1
2009	570.7	$61.4	$148.0	$209.4
2010	531.3	39.4	140.3	179.7
2011	494.6	36.7	126.7	163.4
2012	461.2	33.4	108.0	141.4
2013	429.6	31.6	78.2	109.8

2009-2013	429.6	202.5	601.2	803.7
2014-2018	295.5	134.1	150.0	284.1
2019-2023	195.8	99.8	41.1	140.9
2024-2028	123.9	71.9	16.4	88.3
After 2028	—	123.9	18.7	142.7
Total		$632.2	$827.4	$1,459.6

Financial Guaranty Reinsurance:

2008 (as of December 31)	$593.2
2009	534.4	$58.8	$40.7	$99.5
2010	489.9	44.5	46.1	90.6
2011	449.7	40.2	39.3	79.5
2012	412.5	37.2	32.4	69.6
2013	377.6	34.9	29.1	64.0

2009-2013	377.6	215.6	187.6	403.2
2014-2018	234.7	142.8	107.3	250.1
2019-2023	137.1	97.6	81.2	178.8
2024-2028	71.4	65.7	56.7	122.5
After 2028	—	71.4	77.0	148.4
Total		$593.2	$509.8	$1,103.0

Total Financial Guaranty:

2008 (as of December 31)	$1,225.3
2009	1,105.1	$120.3	$188.7	$308.9
2010	1,021.1	83.9	186.4	270.3
2011	944.3	76.9	166.0	242.9
2012	873.7	70.6	140.4	211.0
2013	807.2	66.5	107.3	173.8

2009-2013	807.2	418.1	788.8	1,206.9
2014-2018	530.3	277.0	257.2	534.2
2019-2023	332.9	197.4	122.3	319.6
2024-2028	195.2	137.6	73.2	210.8
After 2028	—	195.2	95.8	291.0
Total		$1,225.3	$1,337.2	$2,562.5

(1) Unearned premium amounts are U.S. GAAP based and net of prepaid reinsurance premiums and include unearned credit derivative revenues net of ceded amounts.

(2) Includes credit derivatives.

Assured Guaranty Ltd.

Financial Guaranty Profile (1 of 6)

As of December 31, 2008

(dollars in millions)

Net Par Outstanding and Average Rating by Asset Type

	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Sector:	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)
U.S. public finance
General obligation	$8,522	A	$18,525	A+	$27,047	A+
Tax backed	10,147	A	15,716	A+	25,862	A+
Municipal utilities	5,093	A	10,511	A	15,604	A
Transportation	3,873	A+	8,774	A	12,647	A
Healthcare	5,455	A	6,223	A+	11,678	A
Higher education	2,311	A	3,020	A+	5,330	A+
Investor-owned utilities	119	A	2,037	BBB+	2,156	BBB+
Housing	—	—	1,981	A+	1,981	A+
Other public finance	1,943	A	3,072	A+	5,015	A
Total U.S. public finance	$37,461	A	$69,860	A+	$107,322	A+

U.S. structured finance
Pooled corporate obligations	$33,318	AAA	$1,363	AA+	$34,680	AAA
Residential mortgage-backed and home equity	17,319	A	1,074	BB+	18,393	A
Commercial mortgage-backed securities	5,663	AAA	213	A-	5,876	AAA
Consumer receivables	2,880	AA+	2,278	A	5,158	AA
Commercial receivables	2,214	AA-	2,731	A-	4,945	A
Structured credit	2,902	A+	372	BBB	3,274	A
Insurance securitizations	1,245	AA-	348	AA	1,593	AA-
Other structured finance	49	AA-	405	A-	454	A-
Total U.S. structured finance	$65,589	AA	$8,783	A	$74,373	AA

International
Infrastructure and pooled infrastructure	$5,518	AA+	$3,788	BBB+	$9,306	AA-
Pooled corporate obligations	7,432	AAA	951	AAA	8,383	AAA
Residential mortgage-backed and home equity	8,145	AAA	104	AA	8,249	AAA
Regulated utilities	3,443	A	4,072	BBB+	7,515	A-
Commercial receivables	886	A-	828	A-	1,713	A-
Public finance	641	AA	1,039	A-	1,680	A
Future flow	904	BBB	336	BBB	1,240	BBB
Insurance securitizations	923	CCC-	31	A	954	CCC
Commercial mortgage-backed securities	446	AAA	349	A-	795	AA-
Structured credit	—	—	437	A-	437	A-
Consumer receivables	—	—	109	AAA	109	AAA
Other international structured finance	636	AAA	10	A	646	AAA
Total international	$28,975	AA	$12,052	A-	$41,027	AA-

Total net par outstanding	$132,026	AA-	$90,696	A+	$222,722	AA-

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Financial Guaranty Profile (2 of 6)

(dollars in millions)

Historical Net Par Outstanding and Average Rating by Asset Type

	As of December 31,
	2008		2007		2006
Sector:	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)
U.S. public finance
General obligation	$27,047	A+	$20,291	A+	$12,700	A+
Tax backed	25,862	A+	17,799	A+	11,812	A+
Municipal utilities	15,604	A	11,672	A+	9,673	A+
Transportation	12,647	A	9,984	A	6,302	A
Healthcare	11,678	A	10,372	A	6,580	A
Higher education	5,330	A+	3,651	A+	1,282	A
Investor-owned utilities	2,156	BBB+	2,314	BBB+	1,580	BBB+
Housing	1,981	A+	2,041	A+	1,083	AA-
Other public finance	5,015	A	3,790	A+	1,323	AA-
Total U.S. public finance	$107,322	A+	$81,914	A+	$52,335	A+

U.S. structured finance
Pooled corporate obligations	$34,680	AAA	$33,813	AAA	$25,604	AAA
Residential mortgage-backed and home equity	18,393	A	18,248	AA	11,239	AA-
Commercial mortgage-backed securities	5,876	AAA	6,002	AA+	5,430	AAA
Consumer receivables	5,158	AA	6,589	AA	2,663	AA-
Commercial receivables	4,945	A	5,246	A+	2,450	A-
Structured credit	3,274	A	1,572	A-	1,553	AA+
Insurance securitizations	1,593	AA-	1,158	AA-	794	AA-
Other structured finance	454	A-	1,191	AA	1,852	AA
Total U.S. structured finance	$74,373	AA	$73,820	AA+	$51,583	AA+

International
Infrastructure and pooled infrastructure	$9,306	AA-	$11,561	AA-	$8,256	AA-
Pooled corporate obligations	8,383	AAA	8,459	AAA	3,563	AAA
Residential mortgage-backed and home equity	8,249	AAA	7,329	AAA	4,982	AAA
Regulated utilities	7,515	A-	8,337	A-	4,780	A-
Commercial receivables	1,713	A-	1,913	A-	1,081	A-
Public finance	1,680	A	1,996	A+	1,202	A+
Future flow	1,240	BBB	1,113	BBB+	1,008	BBB
Insurance securitizations	954	CCC	857	BBB-	923	A-
Commercial mortgage-backed securities	795	AA-	1,240	AA+	1,087	AAA
Structured credit	437	A-	592	A-	593	A
Consumer receivables	109	AAA	357	AA+	114	BBB+
Other international structured finance	646	AAA	794	AA+	788	AA+
Total international	$41,027	AA-	$44,546	AA-	$28,378	AA-

Total exposures	$222,722	AA-	$200,279	AA-	$132,296	AA-

Mortgage guaranty risk in force	$400	NA	$1,116	NA	$1,822	NA

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

NA = Not Applicable

Assured Guaranty Ltd.

Financial Guaranty Profile (3 of 6)

(dollars in millions)

Gross Par Written by Asset Type

	Financial Guaranty Direct	Avg. Rating (1)	Financial Guaranty Reinsurance	Avg. Rating (1)	Consolidated	Avg. Rating (1)
Sector:	4Q-08		4Q-08		4Q-08
U.S. public finance
General obligation	$1,583	A+	$89	AA-	$1,672	A+
Tax backed	1,253	A	13	A+	1,266	A
Healthcare	673	A	1	A+	674	A
Transportation	615	A+	0	BBB+	615	A+
Municipal utilities	302	A	60	A+	362	A
Higher education	216	A	2	AA-	219	A
Investor-owned utilities	—	—	(4)	A-	(4)	A-
Housing	—	—	—	—	—	—
Other public finance	110	A	—	—	110	A
Total U.S. public finance	$4,752	A	$162	AA-	$4,914	A

U.S. structured finance
Pooled corporate obligations	$1,026	AAA	$—	—	$1,026	AAA
Structured credit	1,000	AAA	—	—	1,000	AAA
Commercial mortgage-backed securities	—	—	—	—	—	—
Commercial receivables	—	—	—	—	—	—
Consumer receivables	—	—	—	—	—	—
Insurance securitization	—	—	—	—	—	—
Residential mortgage-backed and home equity	—	—	—	—	—	—
Other structured finance	—	—	—	—	—	—
Total U.S. structured finance	$2,026	AAA	$—	—	$2,026	AAA

International
Pooled corporate obligations	$359	AAA	$—	—	$359	AAA
Regulated utilities	—	—	(18)	BBB-	(18)	BBB-
Public finance	—	—	(0)	A+	(0)	A+
Commercial mortgage-backed securities	—	—	—	—	—	—
Commercial receivables	—	—	—	—	—	—
Consumer receivables	—	—	—	—	—	—
Future flow	—	—	—	—	—	—
Infrastructure and pooled infrastructure	—	—	—	—	—	—
Insurance securitizations	—	—	—	—	—	—
Residential mortgage-backed and home equity	—	—	—	—	—	—
Structured credit	—	—	—	—	—	—
Other international structured finance	—	—	—	—	—	—
Total international	$359	AAA	$(18)	BBB	$341	AAA

Total gross par written	$7,137	AA-	$144	AA-	$7,281	AA-

(1) Assured’s internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Financial Guaranty Profile (4 of 6)

(dollars in millions)

Gross Par Written by Asset Type

	Financial Guaranty Direct	Avg. Rating (1)	Financial Guaranty Reinsurance	Avg. Rating (1)	Consolidated	Avg. Rating (1)
Sector:	Full Year 2008		Full Year 2008		Full Year 2008
U.S. public finance
Tax backed	$8,307	A+	$1,139	AA-	$9,447	A+
General obligation	6,538	A+	2,544	A+	9,082	A+
Municipal utilities	4,901	A	748	A	5,649	A
Healthcare	3,659	A	847	A+	4,506	A
Transportation	3,502	A+	894	A+	4,397	A+
Higher education	1,755	A	74	AA-	1,829	A
Investor-owned utilities	80	BBB+	11	A-	91	BBB+
Housing	—	—	54	AA	54	AA
Other public finance	1,966	A	1	AA-	1,967	A
Total U.S. public finance	$30,710	A	$6,312	A+	$37,022	A

U.S. structured finance
Pooled corporate obligations	$3,684	AAA	$133	AA+	$3,817	AAA
Residential mortgage-backed and home equity	3,034	AAA	155	A+	3,189	AAA
Structured credit	2,850	AA+	—	—	2,850	AA+
Consumer receivables	1,825	AA+	317	A-	2,142	AA
Commercial receivables	693	BBB+	17	BBB	709	BBB+
Commercial mortgage-backed securities	—	—	—	—	—	—
Insurance securitization	—	—	—	—	—	—
Other structured finance	—	—	34	AA-	34	AA-
Total U.S. structured finance	$12,085	AA+	$656	A+	$12,741	AA+

International
Residential mortgage-backed and home equity	$3,096	AAA	$14	AAA	$3,110	AAA
Regulated utilities	450	A+	829	A-	1,279	A
Pooled corporate obligations	977	AAA	38	AAA	1,015	AAA
Infrastructure and pooled infrastructure	—	—	495	A-	495	A-
Future flow	250	BBB+	—	—	250	BBB+
Consumer receivables	—	—	152	AAA	152	AAA
Public finance	—	—	71	A-	71	A-
Commercial receivables	—	—	6	AA	6	AA
Commercial mortgage-backed securities	—	—	—	—	—	—
Insurance securitizations	—	—	—	—	—	—
Structured credit	—	—	—	—	—	—
Other international structured finance	—	—	—	—	—	—
Total international	$4,772	AA+	$1,604	A	$6,377	AA

Total gross par written	$47,567	AA-	$8,573	A+	$56,140	AA-

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Financial Guaranty Profile (5 of 6)

(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

	As of December 31, 2008
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Ratings (1):
Super senior	$32,351	24.5%	$1	0.0%	$32,352	14.5%
AAA	35,542	26.9%	5,191	5.7%	40,733	18.3%
AA	14,699	11.1%	32,986	36.4%	47,685	21.4%
A	31,912	24.2%	34,078	37.6%	65,991	29.6%
BBB	12,579	9.5%	16,782	18.5%	29,361	13.2%
Below investment grade	4,943	3.7%	1,657	1.8%	6,600	3.0%
Total exposures	$132,026	100.0%	$90,696	100.0%	$222,722	100.0%

	As of December 31, 2007
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Ratings (1):
Super senior	$36,359	35.3%	$—	—	$36,359	18.2%
AAA	41,716	40.5%	5,617	5.8%	47,333	23.6%
AA	5,576	5.4%	32,858	33.8%	38,434	19.2%
A	9,873	9.6%	39,304	40.4%	49,177	24.6%
BBB	7,970	7.7%	18,892	19.4%	26,862	13.4%
Below investment grade	1,526	1.5%	588	0.6%	2,114	1.1%
Total exposures	$103,021	100.0%	$97,258	100.0%	$200,279	100.0%

	As of December 31, 2008
	U.S. Public Finance		U.S. Structured Finance		International		Consolidated
	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Ratings (1):
Super senior	$—	—	$21,302	28.6%	$11,050	26.9%	$32,352	14.5%
AAA	2,120	2.0%	27,115	36.5%	11,498	28.0%	40,733	18.3%
AA	38,028	35.4%	7,687	10.3%	1,970	4.8%	47,685	21.4%
A	53,086	49.5%	7,058	9.5%	5,846	14.2%	65,991	29.6%
BBB	13,020	12.1%	6,692	9.0%	9,649	23.5%	29,361	13.2%
Below investment grade	1,067	1.0%	4,519	6.1%	1,014	2.5%	6,600	3.0%
Total exposures	$107,322	100.0%	$74,373	100.0%	$41,027	100.0%	$222,722	100.0%

	As of December 31, 2007
	U.S. Public Finance		U.S. Structured Finance		International		Consolidated
	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Ratings (1):
Super senior	$—	—	$22,098	29.9%	$14,261	32.0%	$36,359	18.2%
AAA	1,777	2.2%	34,370	46.6%	11,185	25.1%	47,333	23.6%
AA	31,750	38.8%	4,676	6.3%	2,008	4.5%	38,434	19.2%
A	37,604	45.9%	5,302	7.2%	6,271	14.1%	49,177	24.6%
BBB	10,608	13.0%	5,479	7.4%	10,776	24.2%	26,862	13.4%
Below investment grade	174	0.2%	1,894	2.6%	45	0.1%	2,114	1.1%
Total exposures	$81,914	100.0%	$73,820	100.0%	$44,546	100.0%	$200,279	100.0%

(1) Assured’s internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Financial Guaranty Profile (6 of 6)

(dollars in millions)

Geographic Distribution of Financial Guaranty Portfolio as of December 31, 2008

	Net Par
	Outstanding	% of total
U.S.:
California	$16,230	7.3%
New York	9,535	4.3%
Florida	8,381	3.8%
Texas	7,318	3.3%
Illinois	5,922	2.7%
Pennsylvania	4,581	2.1%
Massachusetts	4,385	2.0%
New Jersey	4,208	1.9%
Michigan	3,111	1.4%
Washington	2,882	1.3%
Other states	40,768	18.3%
Structured finance (multiple states)	74,373	33.4%
Total U.S.	$181,694	81.6%

International:
United Kingdom	$23,735	10.7%
Germany	3,325	1.5%
Australia	2,605	1.2%
Ireland	925	0.4%
Turkey	794	0.4%
Other	9,644	4.3%
Total International	$41,027	18.4%

Total exposures	$222,722	100.0%

Assured Guaranty Ltd.

Pooled Corporate Obligations Profile

(dollars in millions)

Distribution of Financial Guaranty Direct Pooled Corporate Obligations by Ratings as of December 31, 2008

	Net Par Outstanding	% of total	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)
Ratings (1):
AAA	$35,579	87.3%	37.3%	33.6%
AA	4,251	10.4%	36.7%	29.8%
A	672	1.6%	44.0%	40.5%
BBB	248	0.6%	48.2%	35.3%
Below investment grade	—	—	—	—
Total exposures	$40,750	100.0%	37.4%	33.3%

Distribution of Financial Guaranty Direct Pooled Corporate Obligations by Year Insured as of December 31, 2008

	Net Par Outstanding	% of total	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)
Year insured:
2004 and prior	$1,582	3.9%	30.8%	30.6%
2005	7,504	18.4%	35.7%	33.1%
2006	13,274	32.6%	38.0%	32.1%
2007	15,848	38.9%	38.9%	34.3%
2008	2,542	6.2%	34.7%	35.6%
	$40,750	100.0%	37.4%	33.3%

Distribution of Financial Guaranty Direct Pooled Corporate Obligations by Asset Class as of December 31, 2008

	Net Par Outstanding	% of total	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)	Avg. Rating(1)
Asset class:
High yield corporates	$26,186	64.3%	35.2%	31.5%	AAA
Trust preferred - banks and insurance	3,759	9.2%	47.1%	43.8%	AAA
Trust preferred - US mortgage and REITs	2,493	6.1%	50.0%	45.2%	AA
Trust preferred - European mortgage and REITs	1,005	2.5%	36.8%	36.5%	AAA
Market value CDOs of corporates	4,181	10.3%	38.6%	27.2%	AAA
Investment grade corporates	2,277	5.6%	28.6%	29.9%	AAA
Commercial real estate	775	1.9%	49.1%	49.1%	AAA
CDO of CDOs (corporate) (3)	74	0.2%	1.7%	4.9%	AAA
	$40,750	100.0%	37.4%	33.3%	AAA

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

(2) “Average Credit Enhancement” is intended to provide a measure of the amount of equity and/or subordinate tranches that are junior in the capital structure to Assured’s exposure, expressed as a percentage of the total transaction size and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

(3) Consists of one transaction whereby Assured’s exposure is principal-protected by a collateral account currently containing $78 million in assets and representing 105% of current net par.  Funds in the collateral account are permitted to be invested in cash, government securities and AAA ABS (other than MBS).

Assured Guaranty Ltd.

Consolidated U.S. Residential Mortgage-Backed Securities (“RMBS”) Profile (1 of 2)

(dollars in millions)

Distribution of U.S. RMBS by Rating(1) and by Segment as of December 31, 2008

	Direct Net Par Outstanding	%	Reinsurance Net Par Outstanding	%	Total Net Par Outstanding	%
Ratings(1):
Super senior	$6,384	36.9%	$—	—	$6,384	34.7%
AAA	1,471	8.5%	201	18.7%	1,672	9.1%
AA	1,461	8.4%	101	9.4%	1,561	8.5%
A	2,360	13.6%	98	9.1%	2,458	13.4%
BBB	1,724	10.0%	185	17.2%	1,909	10.4%
Below investment grade	3,918	22.6%	489	45.6%	4,408	24.0%
	$17,319	100.0%	$1,074	100.0%	$18,393	100.0%

Distribution of U.S. RMBS by Rating(1) and Type of Exposure as of December 31, 2008

	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	Total Net Par Outstanding
Ratings(1):
Super senior	$672	$47	$—	$2,746	$—	$2,920	$6,384
AAA	335	60	13	738	195	331	1,672
AA	171	135	13	514	82	645	1,561
A	74	—	8	886	333	1,157	2,458
BBB	681	5	102	24	—	1,097	1,909
Below investment grade	26	185	1,602	1,310	801	483	4,408
Total exposures	$1,959	$433	$1,738	$6,218	$1,411	$6,633	$18,393

Distribution of U.S. RMBS by Year Insured and Type of Exposure as of December 31, 2008

	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	Total Net Par Outstanding
Year Insured:
2004 and prior	$224	$—	$140	$57	$71	$493	$984
2005	214	—	739	383	43	97	1,476
2006	431	5	146	—	57	4,477	5,117
2007	1,090	428	713	3,249	1,090	1,536	8,106
2008	—	—	—	2,529	151	30	2,710
Total exposures	$1,959	$433	$1,738	$6,218	$1,411	$6,633	$18,393

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Consolidated U.S. RMBS Profile (2 of 2)

(dollars in millions)

Distribution of U.S. RMBS by Rating(1) and Year Insured as of December 31, 2008

	Super	AAA	AA	A	BBB	BIG
	Senior	Rated	Rated	Rated	Rated	Rated	Total
Year insured:
2004 and prior	$—	$253	$159	$136	$166	$270	$984
2005	—	346	125	136	31	838	1,476
2006	2,920	184	541	400	845	227	5,117
2007	1,314	344	736	1,785	869	3,058	8,106
2008	2,150	545	—	—	—	15	2,710
	$6,384	$1,672	$1,561	$2,458	$1,909	$4,408	$18,393

% of total	34.7%	9.1%	8.5%	13.4%	10.4%	24.0%	100.0%

Distribution of U.S. Prime HELOC RMBS by Rating(1) and Year Insured as of December 31, 2008

	Super	AAA	AA	A	BBB	BIG
	Senior	Rated	Rated	Rated	Rated	Rated	Total
Year insured:
2004 and prior	$—	$2	$12	$5	$79	$42	$140
2005	—	—	—	2	21	715	739
2006	—	—	—	—	1	146	146
2007	—	11	2	—	1	700	713
2008	—	—	—	—	—	—	—
	$—	$13	$13	$8	$102	$1,602	$1,738

% of total	0.0%	0.8%	0.8%	0.4%	5.9%	92.2%	100.0%

Distribution of U.S. Closed End Seconds RMBS by Rating(1) and Year Insured as of December 31, 2008

	Super	AAA	AA	A	BBB	BIG
	Senior	Rated	Rated	Rated	Rated	Rated	Total
Year insured:
2004 and prior	$—	$—	$—	$—	$—	$—	$—
2005	—	—	—	—	—	—	—
2006	—	—	—	—	5	—	5
2007	47	60	135	—	—	185	428
2008	—	—	—	—	—	—	—
	$47	$60	$135	$—	$5	$185	$433

% of total	10.9%	14.0%	31.2%	0.0%	1.3%	42.7%	100.0%

Distribution of U.S. Alt-A RMBS by Rating(1) and Year Insured as of December 31, 2008

	Super	AAA	AA	A	BBB	BIG
	Senior	Rated	Rated	Rated	Rated	Rated	Total
Year insured:
2004 and prior	$—	$19	$16	$—	$21	$—	$57
2005	—	228	42	—	—	114	383
2006	—	—	—	—	—	—	—
2007	595	113	456	886	2	1,197	3,249
2008	2,150	378	—	—	—	—	2,529
	$2,746	$738	$514	$886	$24	$1,310	$6,218

% of total	44.2%	11.9%	8.3%	14.3%	0.4%	21.1%	100.0%

Distribution of U.S. Alt-A Option ARM RMBS by Rating(1) and Year Insured as of December 31, 2008

	Super	AAA	AA	A	BBB	BIG
	Senior	Rated	Rated	Rated	Rated	Rated	Total
Year insured:
2004 and prior	$—	$39	$14	$17	$—	$—	$71
2005	—	—	—	43	—	—	43
2006	—	—	—	—	—	57	57
2007	—	5	68	272	—	744	1,090
2008	—	151	—	—	—	—	151
	$—	$195	$82	$333	$—	$801	$1,411

% of total	0.0%	13.8%	5.8%	23.6%	0.0%	56.8%	100.0%

Distribution of U.S. Subprime RMBS by Rating(1) and Year Insured as of December 31, 2008

	Super	AAA	AA	A	BBB	BIG
	Senior	Rated	Rated	Rated	Rated	Rated	Total
Year insured:
2004 and prior	$—	$173	$38	$41	$13	$228	$493
2005	—	5	—	90	2	0	97
2006	2,920	125	532	400	488	13	4,477
2007	—	12	75	627	594	227	1,536
2008	—	16	—	—	—	15	30
	$2,920	$331	$645	$1,157	$1,097	$483	$6,633

% of total	44.0%	5.0%	9.7%	17.4%	16.5%	7.3%	100.0%

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Financial Guaranty Direct U.S. RMBS Profile (1 of 3)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. RMBS by Rating(1) and Type of Exposure as of December 31, 2008

	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	Total Net Par Outstanding
Ratings(1):
Super senior	$672	$47	$—	$2,746	$—	$2,920	$6,384
AAA	252	58	—	736	195	232	1,471
AA	83	134	6	512	82	644	1,461
A	—	—	—	886	332	1,142	2,360
BBB	613	—	17	20	—	1,074	1,724
Below investment grade	—	185	1,220	1,294	801	418	3,918
Total exposures	$1,620	$424	$1,242	$6,193	$1,410	$6,430	$17,319

Distribution of Financial Guaranty Direct U.S. RMBS Net Par Outstanding by Rating(1) and Year Issued as of December 31, 2008

	Super	AAA	AA	A	BBB	BIG
	Senior	Rated	Rated	Rated	Rated	Rated	Total
Year issued:
2004 and prior	$—	$163	$71	$50	$37	$193	$514
2005	2,020	461	656	530	480	719	4,866
2006	1,189	—	75	150	892	371	2,678
2007	3,175	847	658	1,630	315	2,635	9,260
2008	—	—	—	—	—	—	—
	$6,384	$1,471	$1,461	$2,360	$1,724	$3,918	$17,319

% of total	36.9%	8.5%	8.4%	13.6%	10.0%	22.6%	100.0%

Distribution of Financial Guaranty Direct U.S. RMBS Net Par Outstanding by Rating(1) and Year Insured as of December 31, 2008

	Super	AAA	AA	A	BBB	BIG
	Senior	Rated	Rated	Rated	Rated	Rated	Total
Year issued:
2004 and prior	$—	$163	$71	$50	$37	$193	$514
2005	—	337	124	130	—	719	1,311
2006	2,920	124	532	400	822	57	4,855
2007	1,314	318	733	1,780	865	2,949	7,960
2008	2,150	529	—	—	—	—	2,679
	$6,384	$1,471	$1,461	$2,360	$1,724	$3,918	$17,319

% of total	36.9%	8.5%	8.4%	13.6%	10.0%	22.6%	100.0%

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Financial Guaranty Direct U.S. RMBS Profile (2 of 3)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. RMBS by Year Insured as of December 31, 2008

	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	Total Net Par Outstanding
Year insured:
2004 and prior	$—	$—	$22	$51	$71	$370	$514
2005	192	—	605	383	42	88	1,311
2006	342	—	—	—	57	4,455	4,855
2007	1,085	424	614	3,230	1,090	1,516	7,960
2008	—	—	—	2,529	151	—	2,679
	$1,620	$424	$1,242	$6,193	$1,410	$6,430	$17,319

Distribution of Financial Guaranty Direct U.S. RMBS by Year Issued as of December 31, 2008

	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	Total Net Par Outstanding
Year issued:
2004 and prior	$—	$—	$22	$51	$71	$370	$514
2005	192	—	605	383	42	3,643	4,866
2006	342	—	—	379	57	1,900	2,678
2007	1,085	424	614	5,380	1,240	516	9,260
2008	—	—	—	—	—	—	—
	$1,620	$424	$1,242	$6,193	$1,410	$6,430	$17,319

Assured Guaranty Ltd.

Financial Guaranty Direct U.S. RMBS Profile (3 of 3)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Issued January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of December 31, 2008 (1)

U.S. Prime First Lien

	Net Par Outstanding	Pool Factor (2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of transactions
Year issued:
2005	$192	75.8%	5.4%	0.1%	2.7%	6
2006	342	69.1%	5.3%	0.0%	0.6%	2
2007	1,085	87.6%	10.5%	0.2%	4.5%	3
2008	—	N/A	N/A	N/A	N/A	N/A
	$1,620	82.3%	8.8%	0.1%	3.5%	11

U.S. Prime CES

	Net Par Outstanding	Pool Factor (2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of transactions
Year issued:
2005	$—	N/A	N/A	N/A	N/A	N/A
2006	—	N/A	N/A	N/A	N/A	N/A
2007	424	67.5%	25.7%	24.5%	17.2%	5
2008	—	N/A	N/A	N/A	N/A	N/A
	$424	67.5%	25.7%	24.5%	17.2%	5

U.S. Prime HELOC

	Net Par Outstanding	Pool Factor (2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of transactions
Year issued:
2005	$605	33.5%	0.0%	10.5%	12.6%	2
2006	—	N/A	N/A	N/A	N/A	N/A
2007	614	68.8%	0.0%	14.0%	9.8%	2
2008	—	N/A	N/A	N/A	N/A	N/A
	$1,220	51.3%	0.0%	12.3%	11.2%	4

U.S. Alt-A First Lien

	Net Par Outstanding	Pool Factor (2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of transactions
Year issued:
2005	$383	61.9%	11.6%	0.7%	7.4%	13
2006	379	76.6%	39.5%	1.8%	24.3%	2
2007	5,380	79.4%	20.7%	0.8%	17.3%	11
2008	—	N/A	N/A	N/A	N/A	N/A
	$6,142	78.1%	21.3%	0.9%	17.1%	26

U.S. Alt-A Option ARMs

	Net Par Outstanding	Pool Factor (2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of transactions
Year issued:
2005	$42	34.1%	27.9%	0.5%	18.3%	1
2006	57	57.0%	19.3%	0.7%	23.0%	1
2007	1,240	79.1%	21.8%	0.6%	18.1%	6
2008	—	N/A	N/A	N/A	N/A	N/A
	$1,339	76.7%	21.9%	0.6%	18.3%	8

U.S. Subprime First Lien

	Net Par Outstanding	Pool Factor (2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of transactions
Year issued:
2005	$3,643	34.1%	62.6%	5.7%	42.4%	42
2006	1,900	50.5%	41.8%	7.4%	43.2%	49
2007	516	51.9%	42.1%	7.5%	45.1%	2
2008	—	N/A	N/A	N/A	N/A	N/A
	$6,059	40.8%	54.3%	6.4%	42.9%	93

U.S. CMBS

	Net Par Outstanding	Pool Factor (2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of transactions
Year issued:
2005	$3,429	96.8%	28.9%	0.0%	0.1%	158
2006	1,418	98.5%	30.1%	0.0%	0.2%	57
2007	533	90.6%	20.0%	0.0%	0.0%	13
2008	—	N/A	N/A	N/A	N/A	N/A
	$5,380	96.6%	28.3%	0.0%	0.1%	228

(1) For this release, net par outstanding is based on values as of December 2008. With the exception of the US Prime First Lien, US Prime HELOC, US Prime CES and US CMBS portfolios which are as of December 2008, the pool factor, subordination, cumulative losses and delinquency data is based on November 2008 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(2) Pool factor is the percentage of net par outstanding divided by the original net par outstanding of the transactions at inception.

(3) Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(4) Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(5) 60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Ltd.

Consumer Receivables Profile

(dollars in millions)

Distribution of Consolidated Consumer Receivables by Year Issued as of December 31, 2008

	Credit Cards	Student Loans	Auto	Total Net Par Outstanding
Year issued:
2004 and prior	$48	$34	$10	$92
2005	1,074	202	136	1,412
2006	—	822	296	1,118
2007	0	1,219	1,071	2,291
2008	175	—	181	356
	$1,297	$2,277	$1,693	$5,268

Distribution of Financial Guaranty Direct U.S. Consumer Receivables Net Par Outstanding by Rating(1) and Year Insured as of December 31, 2008

	Super	AAA	AA	A	BBB	BIG
	Senior	Rated	Rated	Rated	Rated	Rated	Total
Year insured:
2004 and prior	$—	$—	$—	$—	$—	$—	$—
2005	—	—	—	—	11	—	11
2006	—	419	—	—	—	—	419
2007	—	842	150	—	—	—	992
2008	1,175	—	—	283	—	—	1,458
	$1,175	$1,261	$150	$283	$11	$—	$2,880

% of total	40.8%	43.8%	5.2%	9.8%	0.4%	0.0%	100.0%

Distribution of Financial Guaranty Direct U.S. Consumer Receivables Net Par Outstanding by Rating(1) and Year Issued as of December 31, 2008

	Super	AAA	AA	A	BBB	BIG
	Senior	Rated	Rated	Rated	Rated	Rated	Total
Year issued:
2004 and prior	$—	$—	$—	$—	$—	$—	$—
2005	1,000	—	—	—	11	—	1,011
2006	—	419	—	—	—	—	419
2007	—	842	150	283	—	—	1,275
2008	175	—	—	—	—	—	175
	$1,175	$1,261	$150	$283	$11	$—	$2,880

% of total	40.8%	43.8%	5.2%	9.8%	0.4%	0.0%	100.0%

Distribution of Consumer Receivables by Asset Class as of December 31, 2008

	Net Par Outstanding	%	Average Rating (1)	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)
Asset class:
Credit cards	$1,261	43.8%	AAA	7.2%	8.2%
Student loans	1,175	40.8%	AAA	54.0%	54.0%
Auto	444	15.4%	A-	11.2%	14.5%
	$2,880	100.0%	AA+	26.9%	27.9%

(1) Assured’s internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

(2) “Average Credit Enhancement” is intended to provide a measure of the amount of equity and/or subordinate tranches that are junior in the capital structure to Assured’s exposure, expressed as a percentage of the total transactionsize and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

Assured Guaranty Ltd.

Financial Guaranty Direct Credit Derivative Exposure Profile

(dollars in millions)

Distribution of Financial Guaranty Direct Credit Derivative Exposure by Rating

	December 31, 2008		December 31, 2007
	Net Par		Net Par
	Outstanding	%	Outstanding	%
Ratings (1):
Super senior	$31,129	43.3%	$34,328	49.1%
AAA	29,574	41.1%	33,318	47.6%
AA	4,032	5.6%	1,796	2.6%
A	3,565	5.0%	101	0.1%
BBB	1,734	2.4%	368	0.5%
Below investment grade	1,931	2.7%	26	—
Total exposures	$71,964	100.0%	$69,936	100.0%

Distribution of Financial Guaranty Direct Credit Derivative Exposure by Sector and Average Rating

	December 31, 2008		December 31, 2007
Sector:	Net Par Outstanding	Average Rating (1)	Net Par Outstanding	Average Rating (1)
U.S. public finance
General obligation	$417	AAA	$431	AAA
Healthcare	100	A	—	—
Tax backed	69	BBB+	70	AAA
Investor-owned utilities	39	AAA	39	AAA
Municipal utilities	25	AAA	26	AAA
Total U.S. public finance	$650	AA	$565	AAA

U.S. structured finance
Pooled corporate obligations	$29,349	AAA	$28,229	AAA
Residential mortgage-backed and home equity	12,768	AA-	10,745	AAA
Commercial mortgage-backed securities	5,355	AAA	5,391	AAA
Commercial receivables	1,540	AA	1,584	AAA
Consumer receivables	545	AAA	695	AA+
Structured credit	351	A+	346	AAA
Insurance securitizations	100	AA	108	AAA
Other structured finance	49	AA-	643	AAA
Total U.S. structured finance	$50,056	AA+	$47,740	AAA

International
Residential mortgage-backed and home equity	$7,488	AAA	$6,032	AAA
Pooled corporate obligations	6,905	AAA	6,984	AAA
Infrastructure and pooled Infrastructure	4,933	AA+	6,404	AAA
Regulated utilities	577	AA	462	AAA
Commercial mortgage-backed securities	446	AAA	832	AAA
Future flow	224	BBB+	173	A+
Insurance securitizations	41	B	41	BBB-
Public finance	8	AAA	9	AAA
Other international structured finance	636	AAA	695	AAA
Total international	$21,258	AAA	$21,631	AAA

Total exposure	$71,964	AA+	$69,936	AAA

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Unrealized Gains (Losses) on Credit Default Swaps (“CDS”)

Unrealized Gains (Losses) on Credit Default Swaps (“CDS”) as of December 31, 2008

	Net Par Outstanding (in billions)	Wtd. Avg. Credit Rating	4Q-08 Unrealized Gain (Loss)	Full Year 2008 Unrealized Gain (Loss)
Asset Type
Corporate collateralized loan obligations	$26.3	AAA	$(29.9)	$271.2
Market value CDOs of corporates	3.8	AAA	(0.1)	48.8
Trust preferred securities	6.2	AA+	(64.8)	7.5
Total pooled corporate obligations	36.3	AAA	(94.8)	327.4
Commercial mortgage-backed securities	5.8	AAA	(0.4)	79.0
Residential mortgage-backed securities	20.3	AA	(46.9)	(1.5)
Other(4)	9.7	AA	(138.6)	(339.2)
Total	$72.0	AA+	$(280.7)	$65.7
Reinsurance exposures written in CDS form	3.2	AA+	(13.9)	(27.7)
Grand Total	$75.1	AA+	$(294.6)	$38.0

Unrealized Gains (Losses) on CDS Associated with Pooled Corporate Obligations as of December 31, 2008 (1):

	Original Subordination(5)	Current Subordination	Net Par Outstanding (in billions)	Wtd. Avg. Credit Rating	4Q-08 Unrealized Gain (Loss)	Full Year 2008 Unrealized Gain (Loss)
Asset Type
High yield corporates	36.2%	32.3%	$23.1	AAA	$(23.6)	$263.3
Trust preferred	46.3%	42.6%	6.2	AA+	(64.8)	7.5
Market value CDOs of corporates	39.2%	26.0%	3.8	AAA	(0.1)	48.8
Investment grade corporates	28.6%	29.9%	2.3	AAA	(2.5)	3.8
Commercial real estate	49.1%	49.1%	0.8	AAA	—	7.5
CDO of CDOs (corporate)	1.7%	4.9%	0.1	AAA	(3.8)	(3.4)
Total	37.9%	33.5%	$36.3	AAA	$(94.8)	$327.4

Unrealized Gain on CDS Associated with Commercial Mortgage-Backed Securities by Year Issued as of December 31, 2008 (2):

	Original Subordination	Current Subordination	Net Par Outstanding (in billions)	Wtd. Avg. Credit Rating	4Q-08 Unrealized Gain (Loss)	Full Year 2008 Unrealized Gain (Loss)
Vintage
2004 and Prior	19.7%	21.4%	$0.3	AAA	$(0.4)	$5.1
2005	27.8%	28.9%	3.4	AAA	(0.2)	50.7
2006	27.6%	27.9%	1.9	AAA	0.1	20.7
2007	35.8%	35.9%	0.2	AAA	0.1	2.4
2008	—	—	—	—	—	—
Total	27.6%	28.5%	$5.8	AAA	$(0.4)	$79.0

Unrealized Gain on CDS Associated with RMBS by Year Issued as of December 31, 2008 (3):

	Original Subordination	Current Subordination	Net Par Outstanding (in billions)	Wtd. Avg. Credit Rating	4Q-08 Unrealized Gain (Loss)	Full Year 2008 Unrealized Gain (Loss)
Vintage
2004 and Prior	5.2%	12.9%	$0.5	A+	$(25.6)	$(37.0)
2005	24.4%	50.4%	5.0	AA	4.2	75.5
2006	16.4%	23.3%	5.8	AA+	3.8	129.7
2007	16.4%	18.5%	9.0	AA-	(29.4)	(169.7)
2008	—	—	—	—	—	—
Total	18.1%	27.5%	$20.3	AA	$(46.9)	$(1.5)

Unrealized Gain on CDS Associated with RMBS by Asset Type as of December 31, 2008 (3):

	Original Subordination	Current Subordination	Net Par Outstanding (in billions)	Wtd. Avg. Credit Rating	4Q-08 Unrealized Gain (Loss)	Full Year 2008 Unrealized Gain (Loss)
Asset Type
Alt-A loans	20.3%	23.3%	$6.4	A+	$(21.6)	$(194.9)
Prime first lien	10.3%	12.2%	8.2	AAA	(18.1)	7.7
Subprime lien	26.9%	54.4%	5.7	AA-	(7.3)	185.7
Total	18.1%	27.5%	$20.3	AA	$(46.9)	$(1.5)

(1) Corporate collateralized loan obligations, market value CDOs, and trust preferred securities include all U.S. structured finance pooled corporate obligations and international pooled corporate obligations.

(2) Commercial mortgage-backed securities is comprised of commercial U.S. structured finance and commercial international mortgage backed securities.

(3) Residential mortgage-backed securities is comprised of prime and subprime U.S. mortgage-backed and home equity securities and residential international mortgage-backed and home equity securities.

(4) Other includes all other U.S. and international asset classes, such as commercial receivables and international infrastructure and pooled infrastructure securities. The unrealized loss in other is primarily attributable to a change in the call date assumption for a particular wrapped UK utility transaction and a ratings downgrade on a film securitization transaction.

(5) Represents the sum of subordinate tranches and over-collateralization and does not include any benefit from excess interest collections that may be used to absorb losses.

Assured Guaranty Ltd.

CDOs of ABS Profile

(dollars in millions)

Financial Guaranty Direct Collateralized Debt Obligations of Asset-Backed Securities (CDOs of ABS)(1) Net Par Outstanding by Type of CDO, by Year Insured and by Collateral:

			Type of Collateral as a Percent of Total Pool							Ratings as of December 31, 2008
Year Insured	Legal Final Maturity(2)	Net Par Outstanding	ABS	RMBS (Includes Subprime)	Comm. MBS (CMBS)(3)	CDOs of Investment Grade Corporate	CDOs of ABS	Total Collateral Pool	U.S. Subprime First Lien RMBS	S&P	Moody’s	Original AAA Sub- ordination(6)	Original Sub- ordination Below Assured	Current Sub- ordination Below Assured

CDOs of Mezzanine ABS(3):
2001	2017	$113.5	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	25.1%	25.1%	30.3%
2001	2016	59.7	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	28.1%	28.1%	40.1%
2002	2017	102.1	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	24.6%	24.6%	39.6%
2002	2017	92.9	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	22.1%	22.1%	31.6%
2002	2017	88.7	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	35.0%	35.0%	48.0%
2002	2017	64.8	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	24.0%	24.0%	34.3%
2003	2018	118.6	0%	0%	100%	0%	0%	100%	0%	AAA	Aa3	20.0%	20.0%	26.6%
2003	2038	74.5	0%	0%	100%	0%	0%	100%	0%	AAA	Aa2	23.0%	38.0%	49.7%
2003	2018	46.5	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	63.0%	63.0%	66.9%
	Subtotal:	$761.3	0%	0%	100%	0%	0%	100%	0%	AAA	Aa1	27.3%	28.7%	38.4%

CDOs of High Grade ABS(4):
No CDO of ABS business written

CDOs of Pooled AAA ABS(5):
2003	2010	636.2	35%	34%	26%	5%	0%	100%	0%	AAA	Aaa	0.0%	12.5%	12.5%
	Subtotal:	$636.2	35%	34%	26%	5%	0%	100%	0%	AAA	Aaa	0.0%	12.5%	12.5%

Total:		$1,397.5	16%	15%	66%	2%	0%	100%	0%	AAA	Aaa	14.9%	21.4%	26.6%

(1) A “CDO of ABS” is a collateralized debt obligation (CDO) transaction whose collateral pool consists primarily of asset-backed securities (ABS), including mortgage-backed securities (MBS).  ABS transactions securities generally represent an ownership interest in a trust that contains collateral supporting the notes.  Those interests are divided into several tranches that can have varying levels of subordination, credit protection triggers and credit ratings.

(2) “Legal Final Maturity” represents the final date for payment specified in the transaction documents and does not take into account prepayments that shorten the expected maturity and weighted average life.

(3) “CDOs of Mezzanine ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised primarily of mezzanine tranches rated BBB or lower.  The collateral underlying Assured’s exposure to CDOs of Mezzanine ABS is comprised of mezzanine tranches of CMBS transactions and senior unsecured debt issued by commercial property REITs.  The transactions to which Assured has exposure are static pools rather than actively managed transactions, and the collateral in these static pools was originated primarily in the period from 1997-2003. The collateral underlying Assured’s exposure to CDOs of Mezzanine ABS had weighted average ratings, based on rating information as of December 31, 2008, as follows: 16% AAA, 8% AA, 13% A, 45% BBB and 18% below investment grade (BIG).

(4) “CDOs of High Grade ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised of mezzanine tranches rated single-A or higher.

(5) “CDOs of Pooled AAA ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised of the senior-most AAA rated securities.  Assured’s exposure to CDOs of Pooled AAA ABS was rated, based on rating information as of December 31, 2008: 100% AAA.

(6) Represents the sum of subordinate tranches and over-collateralization and does not include any benefit from excess interest collections that may be used to absorb losses.

Assured Guaranty Ltd.

Non-Investment Grade Exposures

As of December 31, 2008

(dollars in millions)

	Weighted Average	Net Par	Average
	Remaining Life	Outstanding	Rating (1)
Non-Investment Grade Exposures by Asset Type:

U.S. public finance
Municipal utilities	24.1	$464	D
Tax backed	14.1	87	BB
Healthcare	15.7	71	B+
General obligation	13.1	59	B+
Transportation	15.2	22	D
Housing	12.8	3	B-
Investor-owned utilities	8.5	3	BB+
Higher education	12.2	1	BB+
Other public finance	32.5	357	BB+
Total U.S. public finance	24.7	$1,067	B-

U.S. structured finance
Residential mortgage-backed and home equity	6.8	$4,408	B-
Structured credit	2.0	63	BB
Pooled corporate obligations	1.8	13	B-
Consumer receivables	3.9	2	BB
Commercial receivables	1.2	0	CCC-
Other structured finance	8.8	33	B
Total U.S. structured finance	6.7	$4,519	B-

International
Insurance securitizations	11.3	$923	CCC-
Infrastructure and pooled infrastructure	13.6	91	B
Total international	11.5	$1,014	CCC

Total non-investment grade exposures	10.3	$6,600	CCC+

Non-Investment Grade Exposures Greater Than $50 Million as of December 31, 2008

	Weighted Average	Net Par	Average
	Remaining Life	Outstanding	Rating (1)
Name or Description
Deutsche Alt-A Securities Mortgage Loan 2007-2	7.6	$1,028	BB
Countrywide Home Equity Loan Trust 2007-D	6.0	587	D
Countrywide Home Equity Loan Trust 2005-J Class 1 & 2	5.1	520	D
Deutsche Alt-A Securities Mortgage Loan 2007-3	4.1	520	BB
Ballantyne Re PLC Class A-2 Floating Rate Notes	12.8	500	D
Jefferson County Alabama Sewer	24.5	452	D
Orkney Re II, PLC	9.6	423	B
CWALT Alternative Loan Trust 2007-OA10	3.0	184	BB
Private Student Loan transaction	32.5	152	BB+
Private Student Loan transaction	28.2	110	BB+
ACE Home Equity Loan Trust 2007-SL2	2.9	108	CCC
Argent Securities Inc. 2003-W6	4.0	98	BB
Private Student Loan transaction	37.6	95	BB+
Morgan Stanley Mortgage Loan Trust 2006-5AR	4.7	89	B
SACO I Trust 2005-GP1	2.1	85	D
American Home Mortgage Assets Trust 2007-3	2.5	77	D
Bear Stearns ABS I Trust 2005-AC6	4.0	65	BB
Customer Asset Protection Company (CAPCO) Excess SIPC	2.0	63	BB
CSAB Mortgage-Backed Trust 2007-1	6.3	63	B
CWHEQ Revolving Home Equity Trust Series 2006-I	2.1	61	D
Chevy Chase Funding LLC Series 2006-2 Class A-2	3.9	57	B
Total	9.8	$5,338	CCC+

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Closely Monitored Credits (“CMC”)

(dollars in millions)

Net Par Outstanding by Credit Monitoring Category (1)

	December 31, 2008
	Net Par Outstanding	% of total	Number of Credits in Category
Description:
Fundamentally sound risk	$215,987	97.0%

Closely monitored credits:
Category 1	2,967	1.3%	51
Category 2	767	0.3%	21
Category 3	2,889	1.3%	54
Category 4	20	—	14
CMC Total	6,643	3.0%	140

Other below investment grade risk	92	—	89
Total	$222,722	100.0%

	December 31, 2007
	Net Par Outstanding	% of total	Number of Credits in Category
Description:
Fundamentally sound risk	$198,133	98.9%

Closely monitored credits:
Category 1	1,288	0.6%	36
Category 2	743	0.4%	12
Category 3	71	—	16
Category 4	24	—	16
CMC Total	2,126	1.1%	80

Other below investment grade risk	20	—	46
Total	$200,279	100.0%

(1) Assured’s surveillance department is responsible for monitoring the Company’s portfolio of credits and maintains a list of closely monitored credits. The closely monitored credits are divided into four categories: Category 1 (low priority; fundamentally sound, greater than normal risk); Category 2 (medium priority; weakening credit profile, may result in loss); Category 3 (high priority; claim/default probable, case reserve established); Category 4 (claim paid, case reserve established for future payments). The closely monitored credits include all below investment grade (BIG) exposures where there is a material amount of exposure (generally greater than $10.0 million) or a material risk of the Company incurring a loss greater than $0.5 million. The closely monitored credits also include investment grade (IG) risks where credit quality is deteriorating and where, in the view of the Company, there is significant potential that the risk quality will fall below investment grade.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 1 of 4)

As of December 31, 2008

(dollars in millions)

25 Largest U.S. Public Finance Exposures

	Net Par
	Outstanding	Rating(1)
Credit Name:
State of California General Obligation & Leases	$1,546	A+
State of New Jersey General Obligation & Leases	1,151	AA-
Commonwealth of Massachusetts General Obligation & Bay Transportation	1,031	A
Commonwealth of Puerto Rico General Obligation & Leases	1,008	BBB-
New York City General Obligation & Leases	983	A+
City of Chicago General Obligation & Leases	934	AA-
Los Angeles Unified School District	897	AA
State of New York General Obligation & Leases	893	A+
North Texas Toll Road Authority	890	A
Miami-Dade County Florida Aviation Authority	883	A
State of Washington General Obligation	833	AA
San Francisco Airport Commission	807	A
Denver International Airport System	794	A+
Pennsylvania State Turnpike Commission	759	A+
Chicago Public Building Commission - Chicago Board of Education	718	A
Metropolitan Transportation Authority (New York) - Transportation Revenue	718	A
District of Columbia General Obligation	708	A
Long Island Power Authority	702	A-
Florida State General Obligation	675	AAA
Port Authority of New York & New Jersey	675	AA-
Michigan State General Obligation	662	AA+
Puerto Rico Highway & Transportation Authority	638	BBB
Hawaii State General Obligation	613	AA
Miami-Dade County School Board	552	A
Florida State Department of Environmental Protect	479	A+
Total top 25 U.S. public finance exposures	$20,549

10 Largest Healthcare Exposures

	Net Par
	Outstanding	Rating(1)	State
Credit Name:
Iowa Health System	$418	AA-	IA
Methodist Health System	403	A	TN
Christus Health System	398	A+	TX
Fairview Hospital & Healthcare Services	280	A	MN
Essentia Health	262	A-	MN
Integris Health, Inc.	255	AA	OK
Meridian Health System Obligated Group	212	A-	NJ
Catholic Healthcare West	207	A	CA
Lifebridge Health	207	A	MD
Spartanburg Regional Healthcare System	196	AA-	SC
Total top 10 healthcare exposures	$2,836

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 2 of 4)

As of December 31, 2008

(dollars in millions)

50 Largest U.S. Structured Finance Exposures

	Net Par		Credit
	Outstanding	Rating(1)	Enhancement
Credit Name:
Fortress Credit Investments I & II	$1,190	AAA	25.1%
Field Point III & IV, Limited	1,178	AA-	21.7%
Ares Enhanced Credit Opportunities Fund	1,152	AAA	27.3%
Deutsche Alt-A Securities Mortgage Loan 2007-2	1,028	BB	10.2%
Discover Card Master Trust I Series A	1,000	AAA	57.5%
Anchorage Crossover Credit Finance Ltd	875	AAA / Super senior	18.6%
Prospect Funding I LLC	797	AAA	11.5%
Park Avenue Receivables Company LLC	731	AAA	2.5%
MortgageIt Securities Corp. Mortgage Loan 2007-2	672	AAA	11.2%
280 Funding I - Class A-1 & A-2	660	AAA	39.4%
Private RMBS Re-Remic	652	AAA	27.0%
Applebee’s Enterprises LLC	623	BBB-	38.5%
Sandelman Finance 2006-1 Limited	623	AA	31.5%
Private RMBS Re-Remic	614	AAA	27.8%
Goldentree Credit Opportunities Financing I	611	AAA	40.3%
Private Structured Credit	600	BBB+	Private
Private RMBS Re-Remic	595	AAA	26.5%
Private RMBS Re-Remic	595	AAA	27.2%
CWHEQ Revolving Home Equity Loan Trust 2007-D	587	D	0.0%
Field Point I & II, Limited	561	AA-	33.2%
Jupiter Securitization Company	534	AAA	2.5%
Liberty CLO Ltd	530	AAA	40.4%
Countrywide Home Equity Loan Trust 2005-J Class 1 & 2	520	D	0.0%
Deutsche Alt-A Securities Mortgage Loan 2007-3	520	BB	16.4%
LIICA Holdings, LLC	495	AA	35.6%
Shenandoah Trust Capital I Term Securities	484	A+	21.3%
CWALT Alternative Loan Trust 2007-HY9	478	A-	8.3%
KKR Financial CLO 2007-1	472	AAA	40.3%
Aaa Trust 2007-2	472	A	44.4%
Private RMBS Re-Remic	456	AA- / Super senior	25.3%
SLM Private Credit Student Loan Trust 2007	450	AAA	10.8%
Dow Jones CDX.IG.04 7-Year Index (II)	425	AAA / Super senior	30.3%
Dow Jones CDX.NA.IG.4 Single Tranche Transaction	425	AAA	30.3%
Dow Jones CDX.IG.04 7-Year Index (I)	425	AAA	30.3%
Impac CMB Trust Series 2007-A	408	A+	8.0%
SLM Student Loan Trust 2007	392	AAA	3.1%
Wasatch CLO, Ltd.	389	AAA	20.7%
Southfork CLO Ltd. Series 2005-A1 Class A1G	380	AAA	28.4%
Newstar Credit Opportunities Funding II	380	AA / Super senior	20.5%
Private RMBS Re-Remic	378	AAA	38.0%
Cent CDO XI Limited	373	AAA	22.9%
SLM Private Credit Student Loan Trust 2006	356	AAA	10.9%
ACS 2007-1 Pass Through Trust G-1	333	A	39.2%
Alesco Preferred Funding XIV	333	AAA	40.2%
Dow Jones CDX.IG.08 5 Year	326	AAA	30.3%
Comstock Funding Ltd	326	AAA	27.4%
Mountain View CLO II	322	AAA	23.0%
HSAM Long/Short 2007-2	315	AAA	28.9%
United Commercial Mortgage Securities 2007-1	308	A	8.5%
Taberna Preferred Funding VIII	305	AAA	50.0%
Total top 50 U.S. structured finance exposures	$27,654

(1) Assured’s internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 3 of 4)

As of December 31, 2008

(dollars in millions)

25 Largest International Exposures

	Net Par
	Outstanding	Rating(1)
Credit Name:
Prime European RMBS	$1,306	AAA
Permanent Master Issuer PLC	1,261	AAA
Arkle Master Issuer PLC	1,245	AAA
Gracechurch Mortgage Financing PLC	1,237	AAA
Essential Public Infrastructure Capital II	961	AAA
Granite Master Issuer PLC	943	AAA
Graphite Mortgages PLC Provide Graphite 2005-2	941	AAA
Essential Public Infrastructure Capital III	850	AAA
Paragon Mortgages (No.13) PLC	657	AAA
International Infrastructure Pool	643	AAA
International Infrastructure Pool	643	AAA
International Infrastructure Pool	643	AAA
Synthetic CDO - IG ABS	636	AAA
Taberna Europe CDO II PLC	571	AAA
United Utilities Water PLC	540	A
Global Senior Loan Index Fund 1 B.V.	519	AAA
Stichting Profile Securitisation I	514	AAA
Ballantyne Re PLC Class A-2 Floating Rate Notes	500	D
National Grid Gas PLC	473	A
Northumbrian Water PLC	467	BBB+
Harvest CLO III	466	AAA
Nemus Funding No.1 PLC	446	AAA
Rmf Euro CDO V PLC	436	AAA
Taberna Europe CDO I PLC	434	AAA
Orkney Re II PLC	423	B
Total top 25 international exposures	$17,756

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 4 of 4)

As of December 31, 2008

(dollars in millions)

10 Largest Residential Mortgage Servicers Exposures

Net Par
Outstanding
Servicer:
Countrywide Home Loans, Inc.	$4,220
Wells Fargo Home Mortgage, Inc.	2,842
Residential Funding Corporation	2,202
Northern Rock PLC	1,883
European Mortgage Servicer (Private Transaction)	1,306
Halifax PLC	1,265
Cheltenham & Gloucester PLC	1,245
Barclays Bank PLC	1,237
EMC Mortgage Corp	1,119
AMC Mortgage Services	718
Total top 10 residential mortgage servicers exposures	$18,037

Assured Guaranty Ltd.

Consolidated Capital and Claims Paying Resources

(dollars in millions)

	As of December 31, 2008			As of December 31, 2007
	Assured Guaranty Corp.	Assured Guaranty Re Ltd. (1)	Consolidated	Assured Guaranty Corp.	Assured Guaranty Re Ltd. (1)	Consolidated
Statutory surplus and reserves
Unearned premium reserve (2)	$570	$720	$1,290	$302	$629	$931
Contingency reserve	712	—	712	582	—	582
Policyholders’ surplus	378	1,220	1,598	400	1,097	1,497
Loss & loss adjustment expense reserves (3)	15	37	52	12	18	30
Total policyholders’ surplus and reserves	$1,675	$1,977	$3,652	$1,296	$1,744	$3,040

Claims paying resources
Policyholders’ surplus	$378	$1,220	$1,598	$400	$1,097	$1,497
Contingency reserve	712	—	712	582	—	582
Qualified statutory capital	1,090	1,220	2,310	982	1,097	2,079
Unearned premium reserve (2)	570	720	1,290	302	629	931
Loss and loss adjustment expense reserves (3)	15	37	52	12	18	30
Total policyholders’ surplus and reserves	1,675	1,977	3,652	1,296	1,744	3,040
Present value of installment premium (d)	566	345	910	554	366	920
Standby line of credit/stop loss	200	200	400	280	200	480
Total claims paying resources	$2,441	$2,522	$4,962	$2,130	$2,310	$4,440

Net par insured outstanding	$111,025	$111,715	$222,722	$94,127	$106,253	$200,279
Net debt service outstanding	$164,283	$184,541	$348,816	$128,351	$174,173	$302,413

Ratios:
Net par insured to statutory capital	102:1	92:1	96:1	96:1	97:1	96:1
Capital ratio (4)	151:1	151:1	151:1	131:1	159:1	145:1
Financial resources ratio (5)	67:1	73:1	70:1	60:1	75:1	68:1

(1) Assured Guaranty Re Ltd. (AG Re) numbers are the Company’s estimate of U.S. statutory as the company files Bermuda statutory financial statements.

(2) Unearned premium reserve for AG Re is U.S. GAAP based, includes unearned revenues on credit derivatives and is net of prepaid reinsurance premiums.

(3) Loss and loss adjustment reserves for AG Re are U.S. GAAP based, includes loss reserves for credit derivatives and is net of reinsurance recoverable and portfolio reserves.

(4) The capital ratio is calculated by dividing net par and interest insured by qualified statutory capital.

(5) The financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Summary Financial and Statistical Data

(dollars in millions, except per share amounts)

	Year Ended December 31,
	2008	2007	2006	2005
GAAP Summary Income Statement Data

Gross written premiums	$618.3	$424.5	$261.3	$192.1
Net earned premiums	261.4	159.3	144.8	139.4
Realized gains and other settlements on credit derivatives	117.6	74.0	73.9	57.1
Net investment income	162.6	128.1	111.5	96.8
Total expenses	440.9	161.4	150.4	70.7
Income (loss) before provision for income taxes	112.3	(463.0)	190.0	229.6
Net income (loss)	68.9	(303.3)	159.7	188.4
Operating income (b)	74.5	178.0	157.2	190.0

Net income (loss) per diluted share	$0.77	$(4.46)	$2.15	$2.53
Operating income per diluted share	$0.84	$2.57	$2.12	$2.55

Financial Ratios:
Loss and LAE ratio (e)	81.4%	3.4%	(3.3)%	(35.0)%
Expense ratio (e)	38.7%	55.8%	59.2%	58.9%
Combined ratio (e)	120.1%	59.2%	55.9%	23.9%
GAAP Summary Balance Sheet Data (End of Period)

Total investments and cash	$3,643.6	$3,147.9	$2,469.9	$2,256.0
Total assets	4,555.7	3,762.9	2,931.6	2,689.8
Unearned premium reserves	1,233.7	887.2	631.0	524.6
Loss and LAE reserves	196.8	125.6	115.9	117.4
Senior notes	197.4	197.4	197.4	197.3
Series A Enhanced Junior Subordinated Debentures	149.8	149.7	149.7	—
Shareholders’ equity	1,926.2	1,666.6	1,650.8	1,661.5
Book value per share	$21.18	$20.85	$24.44	$22.22
Other Financial Information:

Net debt service outstanding (end of period)	$348,816	$302,413	$180,174	$145,694
Gross debt service outstanding (end of period)	354,858	307,657	181,503	148,836
Net par outstanding (end of period)	222,722	200,279	132,296	102,465
Gross par outstanding (end of period)	227,164	204,809	133,303	105,258

Consolidated qualified statutory capital	2,310	2,079	1,658	1,545
Consolidated policyholders’ surplus and reserves	3,652	3,040	2,374	2,182

Ratios:
Par insured to statutory capital	96:1	96:1	80:1	66:1
Capital ratio(1)	151:1	145:1	109:1	94:1
Financial resources ratio(2)	70:1	68:1	53:1	48:1

Gross debt service written:
U.S. public finance	$68,265	$66,190	$13,261	$13,335
U.S. structured finance	13,972	42,414	28,902	16,724
International	8,840	24,971	17,979	5,729
Total gross debt service written	$91,078	$133,575	$60,142	$35,788

Net debt service written	89,871	129,872	59,775	35,440
Net par written	55,418	84,686	50,541	26,020
Gross par written	56,140	88,117	50,892	26,320

(1) The capital ratio is calculated by dividing net par and interest insured by qualified statutory capital.

(2) The financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income (b) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Appendix

Credit Derivatives

(dollars in millions)

As part of its financial guaranty (FG) insurance business, the Company selects, structures and sells credit protection through credit default swaps (“CDS”) in the institutional fixed income markets. The Company generates revenues through the premiums paid by third parties to insure against the risk of default on the assets underlying the CDS. In this appendix, the Company has presented the credit default swap premiums in its financial guaranty direct and financial guaranty reinsurance segments, which were included in prior period financial information in Gross written premiums, Net written premiums, Net earned premiums, Loss and loss adjustment expenses (recoveries) and Acquisition Costs. The effect of these credit derivative premiums has been included in “Realized gains and other settlements on credit derivatives” and “Unrealized gains (losses) on credit derivatives” in income statements. Management’s decision to reclassify these amounts was based on evolving financial guaranty industry practice.  Management believe that this reclassification will increase comparability of its financial statements with other companies who participate in the CDS market. These reclassifications had no impact on underwriting gain (loss), loss and loss adjustment expense ratio, expense ratio, combined ratio, operating income or net income.

	1Q-07			2Q-07			3Q-07			4Q-07
Credit derivatives included in:	FG Direct	FG Reinsurance	Total FG	FG Direct	FG Reinsurance	Total FG	FG Direct	FG Reinsurance	Total FG	FG Direct	FG Reinsurance	Total FG

Gross written premiums	$17.4	$—	$17.4	$17.1	$—	$17.1	$20.9	$—	$20.9	$26.0	$—	$26.0

Net written premiums	17.0	—	17.0	16.4	—	16.4	19.9	—	19.9	25.0	—	25.0

Net earned premiums (1)	16.8	—	16.8	16.3	—	16.3	17.6	—	17.6	22.0	—	22.0

Loss and loss adjustment expenses (recoveries):
Net credit derivative losses paid (recovered) and payable (recoverable) (1)	(0.0)	—	(0.0)	(0.0)	—	(0.0)	(0.0)	—	(0.0)	(0.0)	—	(0.0)
Incurred losses on credit derivatives (2)	0.6	—	0.6	0.7	—	0.7	1.8	—	1.8	0.5	—	0.5
Total loss and loss adjustment expenses (recoveries)	0.5	—	0.5	0.7	—	0.7	1.7	—	1.7	0.5	—	0.5

Acquisition costs (1)	0.0	—	0.0	(0.1)	—	(0.1)	0.1	—	0.1	(0.2)	—	(0.2)

	1Q-08			2Q-08			3Q-08			4Q-08
Credit derivatives included in:	FG Direct	FG Reinsurance	Total FG	FG Direct	FG Reinsurance	Total FG	FG Direct	FG Reinsurance	Total FG	FG Direct	FG Reinsurance	Total FG

Gross written premiums	$28.8	$5.1	$33.8	$33.4	$1.1	$34.5	$25.3	$1.8	$27.0	$33.5	$0.7	$34.2

Net written premiums	27.6	5.1	32.7	32.3	1.1	33.4	24.2	1.8	26.0	32.3	0.7	33.0

Net earned premiums (1)	27.3	0.5	27.8	30.6	0.8	31.5	28.4	2.1	30.5	26.8	1.5	28.3

Loss and loss adjustment expenses (recoveries):
Net credit derivative losses paid (recovered) and payable (recoverable) (1)	—	—	—	—	—	—	—	—	—	—	—	—
Incurred losses on credit derivatives (2)	3.2	—	3.2	5.6	—	5.6	10.1	—	10.1	19.5	5.4	24.8
Total loss and loss adjustment expenses (recoveries)	3.2	—	3.2	5.6	—	5.6	10.1	—	10.1	19.5	5.4	24.8

Acquisition costs (1)	(0.1)	(0.2)	(0.2)	0.2	(0.3)	(0.1)	0.2	(0.7)	(0.5)	0.3	(0.4)	(0.1)

(1) Included in “Realized gains and other settlements on credit derivatives” in income statements.

(2) Included in “Unrealized gains (losses) on credit derivatives” in income statements.

Glossary

Below are the brief descriptions of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures. For a more complete description, please refer to Assured Guaranty Ltd.’s 10-K report.

Other public finance: primarily includes government insured student loans, government-sponsored project finance and structured municipal which includes excess of loss reinsurance on portfolios of municipal credits.

Pooled corporate obligations are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

Residential mortgage-backed and home equity: includes individual and repackaged securities backed by either prime, Alt-A, or subprime first and second lien mortgages. Alt-A Option ARMs:  includes transactions where 66% or more of the collateral is comprised of mortgage loans that have the potential to negatively amortize. Alt-A First Lien:  includes all transactions, other than Alt-A Option ARM transactions, where more than 50% of the collateral is comprised of mortgage loans that were originated with less than full documentation.

Consumer receivables: principally includes auto loan receivables and credit card receivables.

Commercial mortgage-backed securities: includes individual and repackaged securities backed by commercial mortgage-backed securities.

Commercial receivables: includes equipment loans or leases, fleet auto financings and franchise loans.

Structured credit: includes whole business securitizations and intellectual property securitizations. Whole business securitizations are obligations backed by revenue-producing assets sold to a limited-purpose company by an operating company, including franchise agreements, lease agreements, intellectual property and real property.

Other structured finance: includes, manufactured housing, collateralized debt obligations of asset-backed securities and other securitizations not included in other asset classes.

Endnotes related to non-GAAP financial measures discussed in the financial supplement:

(a) Present value of financial guaranty and credit derivative gross written premiums, or PVP, which is a non-GAAP financial measure, is defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums, on insurance and credit derivative contracts written in the current period, discounted at 6% per year. Management believes that PVP is a useful measure for management, investors and analysts because it permits the evaluation of the value of new business production for Assured by taking into account the value of estimated future installment premiums on all new contracts underwritten in a reporting period, whether in insurance or credit derivative contract form, which GAAP gross premiums written and the net credit derivative premiums received and receivable portion of net realized gains and other settlement on credit derivatives (“credit derivative revenues”) does not adequately measure. Actual future net earned or written premiums and credit derivative revenues may differ from PVP due to factors such as prepayments, amortizations, refundings, contract terminations or defaults that may or may not be influenced by market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors that management cannot control or predict. This measure should not be viewed as a substitute for gross written premiums determined in accordance with GAAP.

(b) Operating income, which is a non-GAAP financial measure, is defined as net income (loss) excluding i) after-tax realized gains (losses) on investments and ii) after-tax unrealized gains (losses) on credit derivatives and the fair value adjustment of the Company’s committed capital securities, other than the Company’s net estimate of after-tax incurred case and portfolio loss and loss adjusted expense reserves for credit derivatives. Operating return on equity (ROE) represents operating income as a percentage of average shareholders’ equity, excluding accumulated other comprehensive income and after-tax unrealized gains (losses) on credit derivatives. Management believes that operating income and operating ROE are useful measures for management, investors and analysts because the presentation of operating income and operating ROE enhance the understanding of Assured’s results of operations by highlighting the underlying profitability of Assured’s business. Realized gains (losses) on investments and unrealized gains (losses) on credit derivatives and the fair value adjustment of the Company’s committed capital securities, other than the portion attributable to the Company’s net estimate of incurred case and portfolio loss and loss adjustment expense reserves for credit derivatives, are excluded because the amount of both of these gains (losses) is heavily influenced by, and fluctuates, in part, according to changes in market interest rates, credit spreads and other factors that management cannot control or predict. These measures should not be viewed as substitutes for net income (loss) or ROE determined in accordance with GAAP.

(c) Adjusted book value, which is a non-GAAP financial measure, is defined as shareholders’ equity (book value) plus the after-tax value of the unearned premium reserve net of prepaid reinsurance premiums, the after-tax value of unearned premium on credit derivatives net of prepaid reinsurance premiums and the after-tax net present value of estimated future installment premiums in force, less future ceding commissions, discounted at 6%, less after-tax deferred acquisition costs. Management believes that adjusted book value is a useful measure for management, equity analysts and investors because the calculation of adjusted book value permits an evaluation of the net present value of the Company’s in force premiums and shareholders’ equity. The premiums described above will be earned in future periods, but may differ materially from the estimated amounts used in determining current adjusted book value due to changes in market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults and other factors that management cannot control or predict. This measure should not be viewed as a substitute for book value determined in accordance with GAAP.

(d) Net present value of estimated future installment premiums in force, which is a non-GAAP financial measure, is defined as the present value of estimated future installment premiums from our financial guaranty and credit derivative in-force books of business, net of reinsurance and discounted at 6%. Management believes that net present value of estimated future installment premiums in force is a useful measure for management, investors and analysts because it permits an evaluation of the value of future estimated financial guaranty and credit derivative installment premiums. Estimated future premiums may change from period to period due to changes in par outstanding, maturity, or other factors that management cannot control or predict that result from market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors. There is no comparable GAAP financial measure.

(e) Loss ratio, which is a non-GAAP financial measure, is defined as loss and loss adjustment expenses (recoveries) plus the Company’s net estimate of credit derivative incurred case and portfolio loss and loss adjustment expense reserves, which is included in unrealized gains (losses) on credit derivatives, plus net credit derivative losses (recoveries), which is included in realized gains and other settlements on credit derivatives, divided by net earned premiums plus net credit derivative premiums earned, which is included in realized gains and other settlements on credit derivatives. Expense ratio is calculated by dividing the sum of ceding commissions expense (income), profit commission expense, acquisition costs and operating expenses by net earned premiums plus net credit derivative premiums earned, which is included in realized gains and other settlements on credit derivatives. Combined ratio, which is a non-GAAP financial measure, is the sum of the loss ratio and the expense ratio. Management believes that loss, expense and combined ratios are useful measures for management, investors and analysts to measure the Company’s underwriting performance. There are no comparable GAAP financial measures.

For adjusted book value, net present value of estimated future installment premiums in force, and PVP, Assured uses 6% as the present value discount rate because it is the approximate taxable equivalent yield on Assured’s investment portfolio for the periods presented.

Contacts:

Equity Investors and Media
Sabra Purtill
Managing Director, Global Communications and Investor Relations
(212) 408-6044
spurtill@assuredguaranty.com

Ross Aron
Associate, Investor Relations
(212) 261-5509
raron@assuredguaranty.com

Assured Guaranty Ltd.	Fixed Income Investors
30 Woodbourne Avenue	Michael Walker
Hamilton HM 08	Director, Fixed Income Investor Relations
Bermuda	(212) 261-5575
www.assuredguaranty.com	mwalker@assuredguaranty.com

Media
Ashweeta Durani
Vice President, Global Communications and Media Relations
(212) 408-6042
adurani@assuredguaranty.com